UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES

EXCHANGE ACT OF 1934

(AMENDMENT NO. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Lipella Pharmaceuticals Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

7800 Susquehanna St., Suite 505

Pittsburgh, PA

(412) 894-1853

Important Notice Regarding the Availability of Proxy Materials

for the Annual Meeting of Stockholders to Be Held on September 10, 2024

The Notice of Annual Meeting, Proxy Statement

and Annual Report on Form 10-K are available at:

www.proxyvote.com

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON SEPTEMBER 10, 2024

To the Stockholders of Lipella Pharmaceuticals Inc.:

NOTICE IS HEREBY GIVEN that the 2024 Annual Meeting of Stockholders (the “Annual Meeting”) of Lipella Pharmaceuticals Inc. (the “Company”) will be held online on September 10, 2024 at 2:00 p.m. Eastern Time. The Annual Meeting will be a virtual stockholder meeting, conducted via live audio webcast, through which you can submit questions and vote online. The Annual Meeting can be accessed by visiting www.virtualshareholdermeeting.com/LIPO2024 and entering your 16-digit control number (included on the proxy card attached to this proxy statement, which is being mailed to stockholders of record on or about August 1, 2024).

The Annual Meeting is being held for the purposes of considering and voting on the following proposals:

1.	To elect seven (7) members of the Company’s board of directors (the “Board”), each to serve until the next annual meeting of the Company’s stockholders and until each of their respective successors are elected and qualified or until each of their earlier resignation or removal (“Proposal No. 1”);

2.	To authorize the Board to amend the Company’s second amended and restated certificate of incorporation, as amended (the “Certificate of Incorporation”), to effect a reverse stock split (the “Reverse Stock Split”) of all outstanding shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), by a ratio in the range of one-for-five to one-for-one hundred and fifty, to be determined in the Board’s sole discretion at any time after approval of such amendment and no later than the one year anniversary of such approval (“Proposal No. 2”);

3.	To ratify the Board’s selection of Urish Popeck & Co., LLC as the Company’s independent registered public accountants for the fiscal year ending December 31, 2024 (“Proposal No. 3”); and

4.	To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

The foregoing items of business are more fully described in the proxy statement (the “Proxy Statement”) that is attached and made a part of this notice of Annual Meeting. Only stockholders of record of the Common Stock at the close of business on August 1, 2024 (the “Record Date”) will be entitled to notice of, and to vote at, the Annual Meeting or any adjournment thereof. Your vote is important regardless of the number of shares of Common Stock that you own.

The Board of Directors recommends that you vote “FOR” each director nominee and “FOR” each of Proposals No. 2 and No. 3.

Only stockholders of record at the close of business (5:00 p.m. Eastern Time) on August 1, 2024 are entitled to notice of, and to vote at, the Annual Meeting and at any adjournments or postponements thereof. Whether or not you expect to attend the virtual Annual Meeting, please complete, sign, date and return the enclosed proxy card in the enclosed postage-paid envelope in order to ensure representation of your shares of Common Stock. It will help in our preparations for the Annual Meeting if you would check the box on the form of proxy if you plan on attending the virtual Annual Meeting. Your proxy is revocable in accordance with the procedures set forth in the Proxy Statement.

Voting materials, which include this Proxy Statement and the enclosed proxy card, will be first mailed to stockholders on or about August __, 2024. If you desire to submit your vote via internet or telephone, follow the instructions at www.proxyvote.com and use the 16-digit control number provided in the proxy materials.

If you hold shares in the name of a brokerage firm, bank, nominee or other institution, you must provide a legal proxy from that institution in order to vote your shares at the Annual Meeting, except as otherwise discussed in the Proxy Statement.

If you have any questions regarding the Proxy Statement, please call the toll-free number 1-800-690-6903.

All stockholders are cordially invited to attend the virtual Annual Meeting.

Pittsburgh, Pennsylvania	By Order of the Board of Directors,

__________, 2024
Jonathan Kaufman
President, Chief Executive Officer and Chairman of the Board

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be held on September 10, 2024: This notice of Annual Meeting and the Proxy Statement are available at www.proxyvote.com.

TABLE OF CONTENTS

PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS	6
Information Concerning the Proxy Materials and the Annual Meeting	6
Voting Procedures and Vote Required	7
Delivery of Documents to Stockholders Sharing an Address	8

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	9

ELECTION OF DIRECTORS (Proposal No. 1)	11
Vote Required and Recommendation	13

CORPORATE GOVERNANCE	14
Board of Directors	14
Director Independence	14
Board Composition and Diversity	14
Board Meetings and Attendance	15
Annual Meeting Attendance	15
Stockholder Communications with the Board	15
Board Committees	15
Family Relationships	17
Involvement in Certain Legal Proceedings	17
Leadership Structure of the Board	17
Risk Oversight	17
Insider Trading Arrangements and Policies	17
Information About Our Executive Officers	18
Delinquent Section 16(a) Reports	19

DIRECTOR COMPENSATION	20

EXECUTIVE OFFICER COMPENSATION	20
Summary Compensation Table for Fiscal Years 2023 and 2022	21
Employment Agreements	22
Other Compensation	23
Outstanding Equity Awards as of December 31, 2023	23

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS	26

AUDIT COMMITTEE REPORT	27

AUTHORIZATION OF THE BOARD TO AMEND THE CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT OF ALL OUTSTANDING SHARES OF COMMON STOCK (Proposal No. 2)	28
Summary	28
Board Requirement to Implement the Reverse Stock Split	26
Effective Date	29
Purposes of the Reverse Stock Split	29
Risks of the Reverse Stock Split	30
Principal Effects of the Reverse Stock Split	31
Fractional Shares	33
No Dissenters’ Rights	33
Certain United States Federal Income Tax Consequences	33
Accounting Consequences	34
Exchange of Stock Certificates	34
Book-Entry	35
Interests of Directors and Executive Officers	35
Vote Required and Recommendation	35

PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS

In this proxy statement (“Proxy Statement”), Lipella Pharmaceuticals Inc., a Delaware corporation, is referred to as “Lipella,” the “Company,” “we,” “us” and “our.”

Information Concerning the Proxy Materials and the Annual Meeting

Proxies in the form enclosed with this Proxy Statement are being solicited by our board of directors (the “Board”) for use at our Annual Meeting of Stockholders (the “Annual Meeting”) to be held online on September 10, 2024 at 2:00 p.m. Eastern Time. Your vote is very important. For this reason, the Board is requesting that you permit your shares of common stock, par value $0.0001 per share (the “Common Stock”), to be represented at the Annual Meeting by the proxies named on the enclosed proxy card. This Proxy Statement contains important information for you to consider when deciding how to vote on the matters brought before the Annual Meeting. Please read it carefully.

Voting materials, which include this Proxy Statement and the enclosed proxy card, will be first mailed to stockholders on or about August __, 2024. Voting materials, which include this Proxy Statement and the enclosed proxy card, and our Annual Report on Form 10-K for the year ended December 31, 2023 (the “2023 Annual Report”), filed with the U.S. Securities and Exchange Commission (the “SEC”) on February 27, 2024, are available at www.proxyvote.com.

Only stockholders of record of our shares of Common Stock as of the close of business on August 1, 2024 (the “Record Date”) will be entitled to notice of, and to vote at, the Annual Meeting. As of the Record Date, 7,605,636 shares of Common Stock were issued and outstanding. Stockholders may vote and submit proxy via the internet, by phone, or by signing, dating and returning a proxy card; however, granting a proxy does not in any way affect a stockholder’s right to attend the Annual Meeting and vote. Any stockholder giving a proxy has the right to revoke that proxy by (i) filing a later-dated proxy or a written notice of revocation via internet at any time before the original proxy is exercised or (ii) attending the Annual Meeting via internet and voting.

Dr. Jonathan Kaufman is named as attorney-in-fact in the proxy. Dr. Kaufman is our President and Chief Executive Officer and will vote all shares represented by properly executed proxies returned in time to be counted at the Annual Meeting, as described below under “Voting Procedures and Vote Required.” Where a vote has been specified in the proxy with respect to the matters identified in the Notice of the Annual Meeting, the shares represented by the proxy will be voted in accordance with those voting specifications. If no voting instructions are indicated, your shares will be voted as recommended by the Board on all matters and as the proxy holders may determine in their discretion with respect to any other matters properly presented for a vote before the Annual Meeting.

The stockholders will consider and vote upon (i) a proposal to elect seven (7) members of the Board, each to serve until the Company’s 2025 Annual Meeting of Stockholders and until each of their respective successors are elected and qualified or until each of their earlier resignation or removal (“Proposal No. 1”); (ii) a proposal to authorize the Board to amend the Company’s second amended and restated certificate of incorporation, as amended (the “Certificate of Incorporation”) to effect a reverse stock split (the “Reverse Stock Split”) of all outstanding shares of the Common Stock by a ratio in the range of one-for-five to one-for-one hundred and fifty, to be determined in the Board’s sole discretion, at any time after approval of such amendment and no later than the one year anniversary of such approval (“Proposal No. 2”); and (iii) a proposal to ratify the Board’s selection of Urish Popeck & Co., LLC as the Company’s independent registered public accountants for the fiscal year ending December 31, 2024 (“Proposal No. 3”). Stockholders also will consider and act upon such other business as may properly come before the Annual Meeting.

Voting Procedures and Vote Required

Dr. Kaufman will vote all shares represented by properly executed proxies returned in time to be counted at the Annual Meeting. The presence, via internet or by proxy, of at least one-third (1/3) of the outstanding shares of Common Stock entitled to vote at the Annual Meeting is necessary to establish a quorum for the transaction of business. Shares represented by proxies which contain withhold votes or abstention votes, as well as “broker non-vote” shares (described below), are counted as present for purposes of determining the presence of a quorum for the Annual Meeting.

All properly executed proxies delivered pursuant to this solicitation and not revoked will be voted at the Annual Meeting as specified in such proxies.

Vote Required for Election of Directors (Proposal No. 1). Our Certificate of Incorporation does not authorize cumulative voting. Delaware law and our second amended and restated by-laws (our “Bylaws”) provide that our directors are to be elected by a plurality of the votes cast by holders of the shares of Common Stock present and entitled to vote generally on the election of directors. This means that the seven (7) candidates receiving the highest number of affirmative votes at the Annual Meeting will be elected as directors. Only shares that are voted in favor of a particular nominee will be counted toward that nominee’s achievement of a plurality. Shares present at the Annual Meeting that are not voted for a particular nominee or shares present by proxy where the stockholder properly withheld authority to vote for such nominee will not be counted toward that nominee’s achievement of a plurality.

Vote Required for Authorization of the Board to Amend the Certificate of Incorporation to Effect the Reverse Stock Split (Proposal No. 2). Our Bylaws provide that, on all matters (other than the election of directors and except to the extent otherwise required by our Certificate of Incorporation, Bylaws or applicable Delaware law), the affirmative vote of a majority of the votes cast by holders of the shares of Common Stock present and entitled to vote on the matter will be required for approval. Accordingly, the affirmative vote of a majority of the votes cast by the holders of shares of Common Stock present and entitled to vote on the matter will be required to authorize the Board to amend the Certificate of Incorporation to effect the Reverse Stock Split. Abstentions and broker non-votes, if any, will have no effect on the outcome of this Proposal No. 2.

Vote Required for Ratification of Independent Registered Public Accountants (Proposal No. 3). Our Bylaws provide that, on all matters (other than the election of directors and except to the extent otherwise required by our Certificate of Incorporation, Bylaws or applicable Delaware law), the affirmative vote of a majority of the votes cast by holders of the shares of Common Stock present and entitled to vote on the matter will be required for approval. Accordingly, the affirmative vote of a majority of the votes cast by the holders of shares of Common Stock present and entitled to vote on the matter will be required to ratify the Board’s selection of Urish Popeck & Co., LLC as our independent registered public accountants for the fiscal year ending December 31, 2024. Abstentions and broker non-votes, if any, will have no effect on the outcome of this Proposal No. 3.

If you hold shares beneficially in street name and do not provide your broker with voting instructions, your shares may constitute “broker non-votes.” Generally, broker non-votes occur on a matter when a broker is not permitted to vote on that matter without instructions from the beneficial owner and instructions are not given. Brokers that have not received voting instructions from their clients cannot vote on their clients’ behalf on “non-routine” proposals. Broker non-votes are not counted in tabulating the voting result for any particular proposal where the voting standard calls for the approval of “a plurality of the votes cast” and such shares that constitute broker non-votes are not considered entitled to vote; broker non-votes are also not counted in tabulating the voting result for any particular proposal where the voting standard calls for the approval of “a majority of the votes cast by holders of shares of Common Stock and entitled to vote on the matter”. However, such shares that constitute broker non-votes are counted as “shares present” at the Annual Meeting for purposes of determining the presence of a quorum.

The votes on Proposal No. 1 and Proposal No. 2 are considered “non-routine,” and the vote on Proposal No. 3 is considered “routine.”

Abstentions are counted as “shares present” at the Annual Meeting for purposes of determining the presence of a quorum but are not counted where the voting standard for such approval calls for the approval of “a majority of the votes cast by holders of shares of Common Stock and entitled to vote on the matter,” which is the voting standard for Proposal No. 2 and Proposal No. 3.

Votes at the Annual Meeting will be tabulated by one or more inspectors of election appointed by the Chief Executive Officer.

Stockholders will not be entitled to dissenter’s rights with respect to any matter to be considered at the Annual Meeting.

Delivery of Documents to Stockholders Sharing an Address

The Company is required to provide an annual report and proxy statement or notice of availability of these materials to all stockholders of record. If you have more than one account in your name or at the same address as other stockholders, the Company or your broker may discontinue mailings of multiple copies. If you are voting by Internet and you wish to receive multiple copies, you may notify us at the address and phone number at the end of the following paragraph if you are a stockholder of record or notify your broker if you hold through a broker.

Once you have received notice from your broker or us that they or we will discontinue sending multiple copies to the same address, you will receive only one copy until you are notified otherwise or until you revoke your consent. If you received only one copy of this proxy statement and the annual report or notice of availability of these materials and wish to receive a separate copy for each stockholder at your household, or if, at any time, you wish to resume receiving separate proxy statements or annual reports or notices of availability, or if you are receiving multiple statements and reports and wish to receive only one, please notify your broker if your shares are held in a brokerage account or us if you hold registered shares. You can notify us by sending a written request to Lipella Pharmaceuticals Inc., c/o Broadridge, Householding Department, 51 Mercedes Way, Edgewood, NY 11717 or by calling Broadridge at 1-800-690-6903, and we will promptly deliver additional materials as requested.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of our capital stock as of July 29, 2024 by (a) each person, or group of affiliated persons, who is known to us to own beneficially 5% or more of our outstanding voting securities; (b) each of our directors; (c) each of our named executive officers; and (d) all of our named executive officers and directors as a group. Except as otherwise indicated in the footnotes below, we believe, based on the information provided to us, that all persons listed below have sole voting power and investment power with respect to their shares of Common Stock or other equity securities that they beneficially own, subject to community property laws where applicable.

For purposes of this table, a person or group of persons is deemed to have “beneficial ownership” of any shares of Common Stock or other equity securities of the Company that such person has the right to acquire within sixty (60) days of July 29, 2024. For purposes of computing the percentage of outstanding shares of our Common Stock or other equity securities of the Company held by each person or group of persons named above, any shares that such person or persons has the right to acquire within sixty (60) days of July 29, 2024 is deemed to be outstanding, but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other person. The inclusion herein of any shares of Common Stock or other equity securities of the Company listed as beneficially owned does not constitute an admission of beneficial ownership.

Shares Beneficially Owned

Name of and Address of Beneficial Owner(1)(2):	Shares of Common Stock Beneficially Owned (3)	Percentage of Common Stock Beneficially Owned (3)
Directors and executive officers
Jonathan Kaufman (4)	1,671,682	20.0%
Michael Chancellor (5)	1,650,470	19.7%
Douglas Johnston (6)	83,333	1.1%
Lori Birder (7)	16,667	*
Byong (Christopher) Kim (8)	51,667	*
Ryan Pruchnic (9)	51,667	*
Naoki Yoshimura (10)	55,667	*
Daniel Cohen (11)	41,667	*
All executive officers and directors as a group (8 persons)	3,516,154	37.6%

5% or greater stockholders:
Leaf Huang (12)	555,556	7.3%
Richa Mishra (13)	508,939	6.7%

* Less than 1%

(1)	Except as otherwise indicated, the persons named in the table above have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them.

(2)	Unless specified otherwise, the address of each of our directors and executive officers is c/o Lipella Pharmaceuticals Inc., 7800 Susquehanna St., Suite 505, Pittsburgh, Pennsylvania.

(3)	Based on 7,605,636 shares of Common Stock issued and outstanding as of July 29, 2024.

(4)	Number of shares of Common Stock beneficially owned consists of (i) 898,849 shares of Common Stock and (ii) 772,833 shares of Common Stock issuable upon the exercise of stock options held by Dr. Kaufman. Such number of shares beneficially owned does not include 26,666 shares of Common Stock issuable upon the exercise of stock options held by Dr. Kaufman, which will not vest within 60 days from the date of this Proxy Statement. Such stock options held by Dr. Kaufman are exercisable for shares of Common Stock at prices ranging from $0.77 to $5.00 per share.

(5)	Number of shares of Common Stock beneficially owned consists of (i) 877,637 shares of Common Stock and (ii) 772,833 shares of Common Stock issuable upon the exercise of stock options held by Dr. Chancellor. Such number of shares beneficially owned does not include 26,666 shares of Common Stock issuable upon the exercise of stock options held by Dr. Chancellor, which will not vest within 60 days from the date of this Proxy Statement. Such stock options held by Dr. Chancellor are exercisable for shares of Common Stock at prices ranging from $0.77 to $5.00 per share.

(6)	Number of shares of Common Stock beneficially owned consists of 83,333 shares of Common Stock issuable upon the exercise of stock options held by Mr. Johnston. Such number of shares beneficially owned does not include 16,667 shares of Common Stock issuable upon the exercise of stock options held by Mr. Johnston, which will not vest within 60 days from the date of this Proxy Statement. Such stock options held by Mr. Johnston are exercisable for shares of Common Stock at prices ranging from $0.77 to $2.19 per share.

(7)	Number of shares of Common Stock beneficially owned consists of 16,667 shares of Common Stock issuable upon the exercise of stock options held by Dr. Birder. Such number of shares beneficially owned does not include 8,333 shares of Common Stock issuable upon the exercise of stock options held by Dr. Birder, which will not vest within 60 days from the date of this Proxy Statement. Such stock options held by Dr. Birder are exercisable for shares of Common Stock at $0.77 per share.

(8)	Number of shares of Common Stock beneficially owned consists of 51,667 shares of Common Stock issuable upon the exercise of stock options held by Dr. Kim. Such number of shares beneficially owned does not include 8,333 shares of Common Stock issuable upon the exercise of stock options held by Dr. Kim, which will not vest within 60 days from the date of this Proxy Statement. Such stock options held by Dr. Kim are exercisable for shares of Common Stock at prices ranging from $0.77 to $5.00 per share.

(9)	Number of shares of Common Stock beneficially owned consists of 51,667 shares of Common Stock issuable upon the exercise of stock options held by Mr. Pruchnic. Such number of shares beneficially owned does not include 8,333 shares of Common Stock issuable upon the exercise of stock options held by Mr. Pruchnic which will not vest within 60 days from the date of this Proxy Statement. Such stock options held by Mr. Pruchnic are exercisable for shares of Common Stock at prices ranging from $0.77 to $5.00 per share.

(10)	Number of shares of Common Stock beneficially owned consists of 55,667 shares of Common Stock issuable upon the exercise of stock options held by Dr. Yoshimura. Such number of shares beneficially owned does not include 8,333 shares of Common Stock issuable upon the exercise of stock options held by Dr. Yoshimura, which will not vest within 60 days from the date of this Proxy Statement. Such stock options held by Dr. Yoshimura are exercisable for shares of Common Stock at prices ranging from $0.77 to $5.00 per share.

(11)	Number of shares of Common Stock beneficially owned consists of 41,667 shares of Common Stock issuable upon the exercise of stock options held by Mr. Cohen. Such number of shares beneficially owned does not include 8,333 shares of Common Stock issuable upon the exercise of stock options held by Mr. Cohen, which will not vest within 60 days from the date of this Proxy Statement. Such stock options held by Mr. Cohen are exercisable for shares of Common Stock at prices ranging from $0.77 to $2.19 per share.

(12)	Number of shares of Common Stock beneficially owned is based solely on an Amendment No. 1 to Schedule 13G filed by Leaf Huang with the SEC on January 25, 2024 (the “Huang Schedule 13G”). In accordance with the disclosures set forth in the Huang Schedule 13G, Mr. Huang reports sole voting and sole dispositive power over 555,556 shares of Common Stock. Based on the information provided in the Huang Schedule 13G, the address of Mr. Huang is 4201 Branchwood Dr., Durham, NC 27705.

(13)	Based on information provided from a list of non-objecting beneficial owners list for the Common Stock as of July 29, 2024, such holder beneficially owns 508,939 shares of Common Stock and such holder’s address is c/o Lipella Pharmaceuticals Inc., 7800 Susquehanna Street, Suite 505, Pittsburgh, PA 15208.

ELECTION OF DIRECTORS

(Proposal No. 1)

The following individuals have been nominated as members of the Board, each to serve until the Company’s 2025 Annual Meeting of Stockholders, until each of their respective successors are elected and qualified, or until each of their earlier resignation or removal. Pursuant to Delaware law and our Bylaws, directors are to be elected by a plurality of the votes of the shares cast by holders present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors. This means that the seven (7) candidates receiving the highest number of affirmative votes at the Annual Meeting will be elected as directors. Only shares that are voted in favor of a particular nominee will be counted toward that nominee’s achievement of a plurality. Proxies cannot be voted for a greater number of persons than the number of nominees named or for persons other than the named nominees.

Following is information about each nominee, including biographical data for at least the last five (5) years, presented as of July 29, 2024. Should one or more of these nominees become unavailable to accept nomination or election as a director, the individuals named as proxies on the enclosed proxy card will vote the shares that they represent for the election of such other persons as the Board may recommend, unless the Board reduces the number of directors. We have no reason to believe that any nominee will be unable or unwilling to serve if elected as a director.

Name of Director	Age	Director Since
Jonathan Kaufman	58	2005
Michael Chancellor	66	2008
Lori Birder	64	2023
Daniel Cohen	60	2023
Byong (Christopher) Kim	53	2022
Ryan Pruchnic	50	2021
Naoki Yoshimura	67	2021

Jonathan Kaufman, PhD, MBA, President, Chief Executive Officer, Secretary, Treasurer and Chairman of the Board of Directors

Jonathan Kaufman, PhD, MBA, has served as a director and as our Chief Executive Officer, President, Secretary and Treasurer since the Company’s inception in 2005. From 2016 to 2019, Dr. Kaufman was a managing director and registered representative of Pickwick Capital Partners, LLC, a growth equity firm, and from 2015 to 2018 he consulted for multiple biotechnology companies, including Menogenix Inc., and Frequency Therapeutics Inc. (Nasdaq: FREQ). Previously, Dr. Kaufman served as chief financial officer of Semprus Biosciences Corp. (acquired by Teleflex Incorporated (NYSE: TFX)), chief science officer at LaunchCyte LLC, a company that creates, seeds and harvests life science innovations from top U.S. academic institutions (“LaunchCyte”), fellow in the department of radiation at the Hospital of the University of Pennsylvania, consultant to GlaxoSmithKline plc. (NYSE: GSK). Also, Dr. Kaufman served on the new technology committee during his employment at Merck & Co., Inc. (NYSE: MRK). Dr. Kaufman is the co-founder of Knopp Biosciences LLC, a privately held drug discovery and development company, and until March 2022 had served on the board of directors of Reaction Biology Corporation, a pre-clinical contract research organization that provides a full suite of preclinical drug discovery services. Dr. Kaufman received an MBA from the Wharton School, a PhD from the University of Pennsylvania School of Medicine, an MS from Brown University, and a BS from Carnegie Mellon University. We believe that Dr. Kaufman is qualified to serve on the Board due to his extensive business experience and knowledge in the life science industry.

Michael Chancellor, MD, Chief Medical Officer and Director

Michael Chancellor, MD, has served as a director and as our Chief Medical Officer since 2008 and has been a consultant to the Company since 2005. Since 2008, Dr. Chancellor has served as a professor and research director at the William Beaumont School of Medicine. He is co-founder of Cook Myosite Incorporated, company that develops and commercializes technology related to the collection, selection, and expansion of human skeletal muscle cells for the treatment of various disorders and a wholly owned subsidiary of Cook Medical Incorporated, a medical device company. Dr. Chancellor has been principal investigator in more than 75 clinical trials has authored hundreds of publications regarding the treatment of urinary bladder dysfunction, has received more than 90 awards in connection with his work with urinary bladder dysfunction, and is generally considered an international key opinion leader in the industry. Dr. Chancellor is a board-certified urologist, previously holding the positions of instructor at the College of Physicians and Surgeons Columbia University, associate professor at Jefferson Medical College, and professor at University of Pittsburgh School of Medicine. He received an MD from the Medical College of Wisconsin and completed his urology residency at the University of Michigan and his neurourology and female urology fellowship at Columbia University. We believe that Dr. Chancellor is qualified to serve on the Board due to his extensive business experience as an executive in the pharmaceutical industry, and his depth of knowledge and substantial experience as a research scientist.

Lori Birder, PhD, Director

Lori A. Birder, PhD, has served as a director of the Company since June 2023. Since 2001, Dr. Birder has been a tenured Professor of Medicine and Pharmacology and Chemical Biology at the University of Pittsburgh School of Medicine. Dr. Birder’s research has been durably funded by the NIH, including an NIH MERIT award, and focusses on understanding mechanisms underlying lower urinary tract dysfunction with chronic stress, pain and aging. Dr. Birder has published more than 200 peer-reviewed articles, book chapters and reviews. She has organized and chaired a number of symposia and workshops involving chronic visceral pain and aging, is a member of several scientific and editorial boards and scientific societies (e.g., International Continence Society-ICS, International Neurourology Society-INUS, International Society for the Study of Bladder Pain Syndrome-ESSIC and the Society of Urodynamics, Female Pelvic Medicine & Urogenital Reconstruction-SUFU) and serves as an ICS Board of Trustee member and the Founding Editor-in-Chief for the open access International Continence Society (ICS) journal ‘Continence’. We believe that Dr. Birder is qualified to serve on our board of directors due to her experience in the field of genitourinary research and her deep knowledge of the pharmaceutical industry.

Daniel Cohen, MBA, Director

Daniel Cohen, MBA, has served as a director of the Company since March 21, 2023. Since 2018, Mr. Cohen has served as managing member and founder at Brightdrum LLC, a management consulting firm that works to accelerate growth of technology ventures. From 2021 to 2023, Mr. Cohen also served as an executive at Mojo Vision, a technology company, where he led healthcare product strategy and medical device product management. As a serial entrepreneur, Mr. Cohen founded and served as CEO of five startups with exits, including Personity, a mobile infrastructure software company, acquired by Openwave Systems (now Enea, STO: ENEA), and USConnect, an enterprise software company, acquired by IKON (now Canon, NYSE: CAJ). Mr. Cohen has also held executive leadership roles in product management, strategic partnerships, and business operations in companies including Google (now Alphabet, Nasdaq: GOOG) and Yahoo. Mr. Cohen has worked across multiple technology sectors including health tech, IoT, consumer web, and enterprise SaaS. Mr. Cohen is co-author of eight patents including innovations in ophthalmic medical devices, mobile communications, user interfaces, security, presence, messaging, and peer-to-peer networks. Mr. Cohen holds a dual BS degree in electrical engineering and computer engineering from Carnegie Mellon University, and an MBA from the Wharton School of the University of Pennsylvania. We believe that Mr. Cohen is qualified to serve on the Board because of his extensive experience in operating and advising diverse technology companies and commercializing innovation.

Byong (Christopher) Kim, PhD, Director

Byong (Christopher) Kim, PhD, has served as a director of the Company since March 2022 and is a venture capitalist with a focus on drug discovery. Since 2015, Dr. Kim has served as managing director at Novatio Ventures, which invests in seed- to early-stage life sciences companies originating from the U.S., Canada and Korea. He has also served as a member of the selection committee for BaseLaunch since July 2020, an accelerator firm located in Basel, Switzerland which has supported ventures that have since raised over $390M since its founding in 2018. Additionally, since 2016, Dr. Kim has served as an executive vice president and board member of Bridge Biotherapeutics, Inc., a clinical stage biotech company that went public on the Korean stock exchange KOSDAQ in December 2019. Mr. Kim holds a B.S. in Biology from the University of California at Irvine, a PhD in Developmental Biology from the University of Texas at MD Anderson, and an MBA from Carnegie Mellon University. We believe that Dr. Kim is qualified to serve on the Board because of his experience evaluating and financing early-stage biotechnology companies.

Ryan Pruchnic, MBA, Director

Ryan Pruchnic, MBA, has served as a director of the Company since September 2021. Mr. Pruchnic has been employed by Cook Myosite since 2001, and currently serves as managing vice president at Cook MyoSite. Mr. Pruchnic received a bachelor’s degree in biology and a master’s degree in exercise physiology from the University of Pittsburgh and an MBA from the Joseph M. Katz Graduate School of Business at the University of Pittsburgh. While working as a research scientist investigating the experimental uses of skeletal muscle-derived cells for urinary tract tissue augmentation, Mr. Pruchnic was part of the original team that custom-built the cell isolation and manufacturing technology for use in human clinical trials. Mr. Pruchnic has authored and coauthored numerous peer-reviewed scientific journal articles and book chapters relating to gene and cell therapy research for musculoskeletal disorders. Currently, Mr. Pruchnic oversees the day-to-day operations and the manufacturing, quality testing and releasing of the cellular product for human use in clinical investigations at Cook MyoSite, including leading the regulatory and clinical initiatives. We believe that Mr. Pruchnic is qualified to serve on the Board due to his experience building a substantial global research initiative in applied regenerative medicine.

Naoki Yoshimura, MD, PhD, Director

Naoki Yoshimura, MD, PhD, has served as a director of the Company since September 2021. Dr. Yoshimura is a professor and the endowed chair of neurological research in the department of urology at the University of Pittsburgh School of Medicine, where he has been employed since 1996. Dr. Yoshimura also serves on the appeals committee of the University of Pittsburgh School of Medicine. Dr. Yoshimura’s research interests include understanding the mechanism inducing hyperexcitability of visceral afferent pathways innervating the lower urinary tract in relation with pathophysiological conditions such as spinal cord injury, peripheral nerve injury, inflammation, and diabetes mellitus, and identifying the role of neurotrophic factors in controlling the activity of visceral afferent neurons. Since 2006, Dr. Yoshimura has served on the board of directors of the Comfortable Urology Network, a non-profit organization. In addition, Dr. Yoshimura has served as a research officer for and on the board of directors of the International Neuro-Urology Society since its establishment in 2016. Dr. Yoshimura is a published author of more than 300 articles, abstracts, and book chapters, teaches several courses at the University of Pittsburgh School of Medicine, and mentors a number of students, residents, and research fellows each year. Dr. Yoshimura is also principal investigator on several sponsored research projects and holds a number of patents in his field. Dr. Yoshimura serves as a member of the editorial board for the Journal of the Japanese Continence Society and the International Journal of Urology. We believe that Dr. Yoshimura is qualified to serve on the Board due to his extensive experience in urinary bladder research and related consulting experience with the pharmaceutical industry.

Vote Required and Recommendation

Our Certificate of Incorporation does not authorize cumulative voting. Delaware law and our Bylaws provide that directors are to be elected by a plurality of the votes of the shares of Common Stock cast on the election of directors. This means that the seven (7) candidates receiving the highest number of affirmative votes at the Annual Meeting will be elected as directors. Only shares that are voted in favor of a particular nominee will be counted toward that nominee’s achievement of a plurality. Shares present at the Annual Meeting that are not voted for a particular nominee or shares present by proxy where the stockholder properly withheld authority to vote for such nominee will not be counted toward that nominee’s achievement of a plurality.

Votes withheld will be counted for purposes of determining the presence or absence of a quorum but will not be counted as votes cast for any particular nominee. Broker non-votes are not entitled to vote on Proposal No. 1, and broker non-votes, if any, will be counted for purposes of determining the presence or absence of a quorum but will not be counted for purposes of determining votes cash for any particular nominee.

At the Annual Meeting a vote will be taken on a proposal to approve the election of the seven (7) director nominees.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
A VOTE FOR THE ELECTION OF THE SEVEN (7) DIRECTOR NOMINEES.

CORPORATE GOVERNANCE

Board of Directors

The Board oversees our business affairs and monitors the performance of our management. In accordance with our corporate governance principles, the Board does not involve itself in day-to-day operations. The directors keep themselves informed through discussions with the Chief Executive Officer, other key executives, and by reading the reports and other materials sent to them and by participating in Board and committee meetings. Our directors hold office until our next Annual Meeting and until each of their respective successors are elected and qualified or until each of their earlier resignation or removal, or if for some other reason they are unable to serve in the capacity of director.

Director Independence

The Board consists of seven members. The number of directors is fixed from time to time by the Board, subject to the terms of our Certificate of Incorporation and our Bylaws. Each of our current directors will continue to serve as a director until the election and qualification of his or her successor, or until his or her earlier death, disqualification, resignation, or removal.

As our Common Stock is listed on Nasdaq Capital Market (“Nasdaq”), our determination of the independence of directors is made using the definition of “independent director” contained in Nasdaq Rule 5605(a)(2). As of July 29, 2024, the Board has affirmatively determined that Drs. Birder, Kim and Yoshimura and Messrs. Cohen and Pruchnic are “independent directors,” as that term is defined in the rules and regulations of The Nasdaq Stock Market LLC (“Nasdaq Rules”). Under the Nasdaq Rules, the Board must be composed of a majority of “independent directors.” Additionally, subject to certain limited exceptions, the Board’s audit, compensation, and nominating and corporate governance committees also must be composed of all independent directors.

Audit committee members must also satisfy the independence criteria set forth in Rule 10A-3 under the Securities Exchange Act of 1934 (the “Exchange Act”). Under the Nasdaq Rules, a director will only qualify as an “independent director” if, in the opinion of that company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

To be considered to be independent for purposes of Rule 10A-3 of the Exchange Act, a member of an audit committee of a listed company may not, other than in his capacity as a member of our audit committee, the Board, or any other committee of the Board: (1) accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries; or (2) be an affiliated person of the listed company or any of its subsidiaries.

The Board has undertaken a review of its composition, the composition of its committees and the independence of each director. Based upon information requested from and provided by each director concerning his or her background, employment and affiliations, including family relationships, the Board has determined that the following members of our Board have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director: Dr. Kaufman and Dr. Chancellor, and that, other than such directors, each of our directors is “independent” as that term is defined under the listing requirements and the Nasdaq Rules. In making this determination, the Board considered the current and prior relationships that each non-employee director has with the Company and all other facts and circumstances the Board deemed relevant in determining their independence, including the beneficial ownership of our Common Stock by each non-employee director.

Board Composition and Diversity

The following table sets forth certain diversity statistics as self-reported by the current members of the Board. Each of the categories listed in the below table has the meaning as it is used in the Nasdaq Rules.

To view our board diversity matrix as of September 30, 2023, please see our definitive proxy statement on Schedule 14A for our 2023 annual meeting of stockholders, filed with the SEC on October 10, 2023.

Board Diversity Matrix for Lipella Pharmaceuticals Inc. (As of July 29, 2024)
Total Number of Directors	7
	Female	Male	Non-Binary	Did Not Disclosure Gender
Part I: Gender Identity
Directors	1	6	—	—
Part II: Demographic Background
African American or Black	—	—	—	—
Alaskan Native or Native American	—	—	—	—
Asian	—	2	—	—
Hispanic or Latinx	—	—	—	—
Native Hawaiian or Pacific Islander	—	—	—	—
White	1	4	—	—
Two or More Races or Ethnicities	—	—	—	—
LGBTQ+	—
Did Not Disclose Demographic Background

Board Meetings and Attendance

During the 2023 fiscal year, the Board conducted its annual meeting at the Company’s headquarters in November 2023. Ongoing and ad-hoc business throughout 2023 was conducted remotely on an as needed basis, and by means of unanimous written consent.

Annual Meeting Attendance

Although we do not have a formal policy regarding attendance by members of the Board at our annual meeting of shareholders, the Board encourages all of its members to attend the annual meeting of shareholders. In November 2023, all director nominees and all then directors attended our 2023 annual meeting of shareholders virtually.

Stockholder Communications with the Board

Stockholders wishing to communicate with the Board, the non-management directors, or with an individual Board member may do so by writing to the Board, to the non-management directors, or to the particular Board member, and mailing the correspondence to: info@lipella.com. The envelope should indicate that it contains a stockholder communication. All such stockholder communications will be forwarded to the director or directors to whom the communications are addressed.

Board Committees

The Board has established an audit committee, a compensation committee and a nominating and corporate governance committee, each of which has the composition and the responsibilities described below. Members serve on these committees until their resignation or until otherwise determined by the Board. Each committee operates under a charter approved by the Board. Copies of each committee’s charter are posted on the investor relations section of our website at www.lipella.com.

Nominating and Corporate Governance Committee

The members of our nominating and corporate governance committee are Drs. Yoshimura and Kim and Mr. Pruchnic. Dr. Yoshimura serves as the chairperson of our nominating and corporate governance committee. The composition of our nominating and corporate governance committee meets the requirements for independence under the current Nasdaq listing standards and SEC rules and regulations. Our nominating and corporate governance committee oversees and assists the Board in reviewing and recommending nominees for election as directors and is responsible for, among other things:

●	identifying, considering and recommending candidates for membership on the Board;

●	developing and maintaining corporate governance policies applicable to us;

●	overseeing the process of evaluating the performance of the Board; and

●	advising the Board on other corporate governance matters.

 Our nominating and corporate governance committee operates under a written charter which satisfies the applicable rules of the SEC and the listing standards of Nasdaq.

Audit Committee

The members of our audit committee are Messrs. Cohen and Pruchnic and Dr. Birder. Mr. Pruchnic serves as the chairperson of our audit committee. Dr. Birder and Messrs. Cohen and Pruchnic each meet the requirements for independence under the current Nasdaq listing standards and SEC rules and regulations. Each member of our audit committee is financially literate. In addition, the Board has determined that Mr. Pruchnic is an “audit committee financial expert” as defined in Item 407(d)(5)(ii) of Regulation S-K promulgated under the Securities Act. This designation does not impose any duties, obligations or liabilities that are greater than are generally imposed on members of our audit committee and the Board. Our audit committee oversees our corporate accounting and financial reporting process, assists the Board in monitoring our financial systems and is responsible for, among other things:

●	our accounting and financial reporting processes and internal controls, including our financial statement audits and the integrity of our financial statements;

●	our compliance with applicable laws (including U.S. federal securities laws and other legal and regulatory requirements);

●	our design, implementation and performance of the Company’s internal control function;

●	our policies with respect to risk assessment and risk management pertaining to the financial, accounting and tax matters of the Company;

●	reviewing and approving related person transactions;

●	selecting and hiring our registered independent public accounting firm;

●	the qualifications, independence and performance of our independent auditors; and

●	the preparation of the audit committee report to be included in our annual proxy statements.

Our audit committee operates under a written charter that satisfies the applicable rules of the SEC and the listing standards of Nasdaq.

Compensation Committee

The members of our compensation committee are Drs. Yoshimura, Birder and Kim. Dr. Kim serves as the chairperson of our compensation committee. The composition of our compensation committee meets the requirements for independence under the current Nasdaq listing standards and SEC rules and regulations. Each member of such committee is: (i) an outside director, as defined pursuant to Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”); and (ii) a non-employee director, as defined in Rule 16b-3 promulgated under the Exchange Act. Our compensation committee oversees our compensation policies, plans and benefits programs and is responsible for, among other things:

●	evaluating, recommending, approving and reviewing executive officer and director compensation arrangements, plans, policies and programs;

●	overseeing the Company’s compensation policies, plans and benefit programs, and being responsible for the Company’s overall compensation philosophy;

●	administering our cash-based and equity-based compensation plans; and

●	making recommendations to the Board regarding any other board of director responsibilities relating to executive compensation.

Our compensation committee operates under a written charter which satisfies the applicable rules of the SEC and the listing standards of Nasdaq.

Family Relationships

There are no family relationships between any of the officers or directors of the Company.

Involvement in Certain Legal Proceedings

None.

Leadership Structure of the Board

The Board does not currently have a policy on whether the same person should serve as both the Chief Executive Officer and Chairman of the Board or, if the roles are separate, whether the Chairman should be selected from the non-employee directors or should be an employee. The Board believes that it should have the flexibility to make these determinations at any given point in time in the way that it believes best to provide appropriate leadership for the Company at that time. Jonathan Kaufman serves as Chief Executive Officer of the Company and as Chairman of the Board. The Company does not have a lead independent director.

Risk Oversight

One of the key functions of the Board is informed oversight of our risk management process. The Board does not anticipate having a standing risk management committee, but rather anticipates administering this oversight function directly through the Board as a whole, as well as through various standing committees of the Board that address risks inherent in their respective areas of oversight. In particular, the Board is responsible for monitoring and assessing strategic risk exposure and our audit committee has the responsibility to consider and discuss our major financial risk exposures and the steps our management has to take to monitor and control such exposures, including guidelines and policies to govern the process by which risk assessment and management is undertaken. The audit committee also monitors compliance with legal and regulatory requirements. Our compensation committee also assesses and monitors whether our compensation plans, policies and programs comply with applicable legal and regulatory requirements.

Director Nomination Procedures

There have been no material changes to the procedures by which security holders may recommend nominees to our Board.

Insider Trading Arrangements and Policies

We have a written insider trading policy that applies to our directors, officers, employees and contractors, including our principal executive officer, principal financial officer, principal accounting officer or controller, and persons performing similar functions. We intend to disclose future amendments to such policy, or any waivers of its requirements, applicable to any principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions or our directors on our website identified above or in a current report on Form 8-K that we would file with the SEC.

Our directors and executive officers may adopt written plans, known as Rule 10b5-1 plans, in which they will contract with a broker to buy or sell shares of our Common Stock on a periodic basis. Under a Rule 10b5-1 plan, a broker executes trades pursuant to parameters established by the director or officer when entering into the plan, without further direction from them. The director or officer may amend a Rule 10b5-1 plan in some circumstances and may terminate a plan at any time. Our directors and executive officers also may buy or sell additional shares outside of a Rule 10b5-1 plan when they are not in possession of material non-public information subject to compliance with the terms of our insider trading policy. Prior to 180 days after the date of the pricing of our initial public offering of the Company, subject to early termination, the sale of any shares under such plans would be prohibited by the lock-up agreement that the director or officer has entered into with the underwriters.

Hedging Policy

Our insider trading policy prohibits our directors, officers and associates from engaging in hedging or monetization transactions, including through the use of financial instruments such as prepaid variable forwards, equity swaps, collars, and exchange funds.

Information About Our Executive Officers

Our executive officers are:

Name	Age	Position
Jonathan Kaufman	58	President, Chief Executive Officer, Secretary and Treasurer and Chairman of the Board of Directors
Michael Chancellor	66	Chief Medical Officer and Director
Douglas Johnston	40	Chief Financial Officer

Biographical information about Jonathan Kaufman and Michael Chancellor appears above on page 11.

Douglas Johnston, CPA, Chief Financial Officer

Douglas Johnston, CPA, has served as the Company’s Chief Financial Officer since November 9, 2022, and previously served in a similar capacity as the Company’s Vice President of Finance since October 2021. Mr. Johnston has more than 15 years of experience, including working with global pharmaceutical companies and early-stage pharmaceutical and technology companies. Most recently, Mr. Johnston served as the chief financial officer of Apogee IT Services (“Apogee”) from 2017 to 2021. Prior to Apogee, Mr. Johnston served from 2015 to 2017 as senior manager of finance for Mylan N.V. (specialty division), a global generic and specialty pharmaceuticals company, director of finance from 2013 to 2015 at Forever, Inc., a digital archive and internet storage company, assistant controller from 2011 to 2013 at Kadmon Corporation, a biopharmaceutical company that discovers, develops and markets transformative therapies for unmet medical needs and is a subsidiary of Sanofi S.A. (Nasdaq: SNY), and prior to that, he served as an audit manager at Deloitte Touche Tohmatsu Limited. Also, Mr. Johnston is the co-founder of Stonewall Finance, LLC. Mr. Johnston received a bachelor’s degree in accounting from Washington and Jefferson College, is a certified public accountant licensed in Pennsylvania, and is an active member of the American Institute of Certified Public Accountants.

Significant Employees

Michele Gruber has served in various roles for the Company since 2009 and currently serves as the Company’s Director of Operations, a position she has held since March 2010. She has participated in the development of multiple Company product candidates for the treatment of urologic diseases, as well as the design and conduct of urologic clinical trials. Mrs. Gruber’s early work in the chemistry field included development of calibration standards for a Macromizer MALDI-TOF mass spectrometry as well as analytical work in the biofuels industry. Mrs. Gruber was responsible for the development of GMP manufacturing and validation and stability testing of LP-10 and has been similarly responsible for LP-310 in this regard, including preparation of the related IND package. Mrs. Gruber holds a Bachelor’s degree in Chemistry from Carnegie Mellon University.

Janet Okonski has served as the Company’s Director of Clinical Operations since August 2021, where she is responsible for the Company’s clinical trial data management as well as communications with the Company’s clinical trial sites and clinical research vendors, including medical monitoring, clinical laboratories for body-fluid analysis, safety monitoring and overall data management. For more than twenty years prior, she was employed as a clinical research director at the University of Pittsburgh’s Department of Urology. Mrs. Okonski has experience managing over 40 clinical trials in all phases of research, including translational clinical research, and her experience also includes participating in clinical trial design and budgeting, preparing FDA regulatory submissions (including IND applications) and clinical trial subject recruitment, retention and data collection. Mrs. Okonski holds a Bachelor’s degree from Indiana University of Pennsylvania.

Delinquent Section 16(a) Reports

Under the securities laws of the United States, our directors, executive (and certain other) officers, and any persons holding ten percent or more of our outstanding shares of Common Stock must report on their ownership of the Common Stock and any changes in such ownership to the SEC. Specific due dates for these reports have been established. During the fiscal year ended December 31, 2023, all reports required to be filed by such persons pursuant to Section 16(a) were filed on a timely basis.

DIRECTOR COMPENSATION

We have not implemented a formal policy with respect to compensation payable to our non-employee directors. From time to time, we have granted equity awards to attract individuals to join the Board and for their continued service thereon. In 2023, independent directors received $25,000 in cash compensation, or $12,500 if they served less than a full year in 2023. A former independent director who departed our board of directors in 2023 also received $12,500 for his services. In addition, in 2023 directors were granted options to purchase 25,000 shares of Common Stock at fair market value as of the date of issuance, expiring ten years from issuance. In addition, we reimburse our directors for expenses associated with attending meetings of the Board and its committees. The Board is still in the process of considering the non-employee director compensation policy.

The following table reflects all compensation awarded to and earned by the Company’s directors for the fiscal year ended December 31, 2023.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Stock Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)(2)	Total ($)
Byong (Christopher) Kim	25,000	—	37,500	—	—	797	63,297
Ryan Pruchnic	25,000	—	37,500	—	—	—	62,500
Naoki Yoshimura	25,000	—	37,500	—	—	—	62,500
Lori Birder	12,500	—	—	—	—	—	12,500
Daniel Cohen	25,000	—	37,500	—	—	1,131	63,631
David Battleman	12,500	—	37,500	—	—	—	50,000

(1)	Such board member received stock options to purchase up to 25,000 shares of Common Stock, at an aggregate grant date fair value of $1.50 per share. Options were fully vested and exercisable upon grant date, at an exercise price of $2.19 per share.

(2)	The Company reimbursed board directors for travel-related expenses.

EXECUTIVE OFFICER COMPENSATION

Our named executive officers for the fiscal year ended December 31, 2023, which consist of our principal executive officer and the next two most highly compensated executive officers, are:

●	Jonathan Kaufman, our Chief Executive Officer;

●	Michael Chancellor, our Chief Medical Officer; and

●	Douglas Johnston, our Chief Financial Officer.

Summary Compensation Table for Fiscal Years 2023 and 2022

The following table sets forth all plan and non-plan compensation for the last two fiscal years paid to individuals who served as the Company’s principal executive officer and the Company’s two other most highly compensated executive officers other than the principal executive officer at the end of the last completed fiscal year, as required by Item 402(m)(2) of Regulation S-K of the Securities Act of 1933, as amended (the “Securities Act”). We refer to these individuals collectively as our “Named Executive Officers.”

Name and Principal Position	Year	Salary	Bonus	Stock Awards	Option Awards (1)		Non-Equity Incentive Plan Compensation	Nonqualified deferred compensation earnings	All Other Compensation	Total
Jonathan Kaufman,	2023	$204,133	$—	$—	$119,250	(2)	$—	$—	$—	$323,383
Chief Executive Officer	2022	$183,300	$—	$—	$730,500	(2)	$—	$—	$—	$913,800
Michael Chancellor,	2023	$195,833	$—	$—	$119,250	(3)	$—	$—	$—	$315,083
Chief Medical Officer	2022	$175,000	$—	$—	$730,500	(3)	$—	$—	$—	$905,500
Douglas Johnston,	2023	$165,000	$20,000	$—	$75,000	(4)	$—	$—	$—	$260,000
Chief Financial Officer	2022	$67,500	$—	$—	—		$—	$—	$—	$67,500

(1)	Amounts reflect the aggregate grant date fair value of the stock options granted to each Named Executive Officer during the fiscal year ended December 31, 2022 and 2023, as computed in accordance with Financial Accounting Standards Board ASC 718.

(2)	During the fiscal year ended December 31, 2023, the Company granted Dr. Kaufman stock options exercisable for up to an aggregate of 79,500 shares of Common Stock, which had a grant date fair value of $1.50 per share. During the fiscal year ended December 31, 2022, the Company granted Dr. Kaufman Stock options exercisable for 260,000 shares of Common Stock, of which (i) stock options exercisable for up to 100,000 shares of Common Stock have a grant date fair value of $2.825 per share (which stock options were granted in order to replace expired stock options previously held by Dr. Kaufman) and (ii) stock options exercisable for up to 160,000 shares of Common Stock have a grant date fair value of $2.80 per share.

(3)	During the fiscal year ended December 31, 2023, the Company granted Dr. Chancellor stock options exercisable for up to an aggregate of 79,500 shares of Common Stock, which had a grant date fair value of $1.50 per share. During the fiscal year ended December 31, 2021, the Company granted Dr. Chancellor stock options exercisable for up to an aggregate of 260,000 shares of Common Stock, of which (i) stock options exercisable for up to 100,000 shares of Common Stock have a grant date fair value of $2.825 per share (which stock options were granted in order to replace expired stock options previously held by Dr. Chancellor) and (ii) stock options exercisable for up to 160,000 shares of Common Stock have a grant date fair value of $2.80 per share.

(4)	During the fiscal year ended December 31, 2023, the Company granted Mr. Johnston stock options exercisable for up to an aggregate of 50,000 shares of Common Stock, which had a grant date fair value of $1.50 per share.

Employment Agreements

Jonathan Kaufman

On July 17, 2020, Dr. Kaufman and the Company entered into an employment agreement appointing Dr. Kaufman as Chief Executive Officer of the Company (the “Kaufman Agreement”). The Kaufman Agreement establishes an employment term of two years beginning on July 17, 2020, which term will be automatically extended for successive one-year periods unless either party notifies the other party of its intention not to renew upon at least 90 days’ written notice prior to the applicable renewal date. The Kaufman Agreement provides Dr. Kaufman with an annual base salary of $183,300. In addition, Dr. Kaufman may be entitled to receive equity awards under the Company’s stock incentive plans, as well as reimbursement of business expenses and bonus compensation, at the discretion of the Board, depending upon relevant factors, including but not limited to fundraising success, continued ongoing grant revenue, successful progress in the clinic and the Company’s financial position. The Kaufman Agreement also provides that Dr. Kaufman will participate in employee benefits plans, practices and programs maintained by the Company. On August 4, 2023, the Company and Dr. Kaufman entered into an amendment agreement, dated August 4, 2023 (the “Kaufman Amendment”), to the Kaufman Agreement. The Kaufman Amendment amended the Kaufman Agreement solely to increase Dr. Kaufman’s annual base salary by $50,000, to $233,300.

Pursuant to the Kaufman Agreement, either party may terminate such agreement for any reason upon 90 days’ advance written notice. In the event that Dr. Kaufman is terminated by the Company for Cause or by Dr. Kaufman Without Good Reason (as such terms are defined in the Kaufman Agreement), Dr. Kaufman is entitled to any accrued but unpaid base salary, employee benefits and reimbursement of unreimbursed expenses incurred until the date of termination. In the event that Dr. Kaufman is terminated by the Company for Without Cause or by Dr. Kaufman for Good Reason (as such terms are defined in the Kaufman Agreement), Dr. Kaufman is entitled to his base salary for six months following such date of termination and all unvested stock options held by Dr. Kaufman under the Company’s stock incentive plans will immediately vest. Additionally, in the event of termination without Cause by the Company or for Good Reason by Dr. Kaufman within 12 months of a Change in Control (as defined in the Kaufman Agreement), Dr. Kaufman is entitled to a receive a lump sum payment of two times the annual base salary within 60 days following such termination and reimbursement for certain health insurance premium payments.

Michael Chancellor

On July 17, 2020, Dr. Chancellor and the Company entered into an employment agreement appointing Dr. Chancellor as Chief Medical Officer of the Company (the “Chancellor Agreement”). The Chancellor Agreement establishes an employment term of two years beginning on July 17, 2020, which term will be automatically extended for successive one-year periods unless either party notifies the other party of its intention not to renew upon at least 90 days’ written notice prior to the applicable renewal date. The Chancellor Agreement provides that Dr. Chancellor was initially to be paid an annual base salary of $45,650, provided that if the Company achieves adequate financial liquidity and net working capital in connection with a subsequent private offering, such salary may be increased up to a maximum of $175,000. This amount is currently covered by federal grant revenue. In addition, Dr. Chancellor may be entitled to receive equity awards under the Company’s stock incentive plans, as well as reimbursement of business expenses and bonus compensation at the discretion of the Board. The Chancellor Agreement also provides that Dr. Chancellor will participate in employee benefits plans, practices and programs maintained by the Company. On August 4, 2023, the Company and Dr. Chancellor entered into an amendment agreement, dated August 4, 2023 (the “Chancellor Amendment”), to Chancellor Agreement. The Chancellor Amendment amended the Chancellor Agreement solely to increase Dr. Chancellor’s annual base salary by $50,000, to $225,000.

Pursuant to the Chancellor Agreement, either party may terminate such agreement for any reason upon 90 days’ advance written notice. In the event that Dr. Chancellor is terminated by the Company for Cause or by Dr. Chancellor Without Good Reason (as such terms are defined in the Chancellor Agreement), Dr. Chancellor is entitled to any accrued but unpaid base salary, employee benefits and reimbursement of unreimbursed expenses incurred until the date of termination. In the event that Dr. Chancellor is terminated by the Company for Without Cause or by Dr. Chancellor for Good Reason (as such terms are defined in the Chancellor Agreement), Dr. Chancellor is entitled to his base salary for six months following such date of termination and all unvested stock options held by Dr. Chancellor under the Company’s stock incentive plans will immediately vest. Additionally, in the event of termination without Cause by the Company or for Good Reason by Dr. Chancellor within 12 months of a Change in Control (as defined in the Chancellor Agreement), Dr. Chancellor is entitled to a receive a lump sum payment of two times the annual base salary within 60 days following such termination and reimbursement for certain health insurance premium payments.

Douglas Johnston

Effective November 1, 2022, Mr. Johnston and the Company entered into an employment agreement appointing Mr. Johnston as Chief Financial Officer of the Company (the “Johnston Agreement”). The Johnston Agreement establishes an employment term of two years beginning on November 1, 2022, which term will be automatically extended for successive one-year periods unless either party notifies the other party of its intention not to renew upon at least 90 days’ written notice prior to the applicable renewal date. The Johnston Agreement provides that Mr. Johnston will be paid an annual base salary of $165,000. In addition, Mr. Johnston may be entitled to receive equity awards under the Company’s stock incentive plans, as well as reimbursement of business expenses and bonus compensation at the discretion of the Board. The Johnston Agreement also provides that Mr. Johnston will participate in employee benefits plans, practices and programs maintained by the Company.

Pursuant to the Johnston Agreement, either party may terminate such agreement for any reason upon 90 days’ advance written notice. In the event that Mr. Johnston is terminated by the Company for Cause or by Mr. Johnston Without Good Reason (as such terms are defined in the Johnston Agreement), Mr. Johnston is entitled to any accrued but unpaid base salary, employee benefits and reimbursement of unreimbursed expenses incurred until the date of termination. In the event that Mr. Johnston is terminated by the Company for Without Cause or by Mr. Johnston for Good Reason (as such terms are defined in the Johnston Agreement), Mr. Johnston is entitled to his base salary for six months following such date of termination and all unvested stock options held by Mr. Johnston under the Company’s stock incentive plans will immediately vest. Additionally, in the event of termination without Cause by the Company or for Good Reason by Mr. Johnston within 12 months of a Change in Control (as defined in the Johnston Agreement), Mr. Johnston is entitled to a receive a lump sum payment of two times the annual base salary within 60 days following such termination and reimbursement for certain health insurance premium payments.

Stonewall Finance, LLC, of which Mr. Johnston is a partner and co-founder, and the Company previously were party to an agreement, dated October 14, 2021 and which terminated on October 22, 2022, pursuant to which Mr. Johnston had served and performed financial and accounting services for the Company and pursuant to which Mr. Johnston received cash payments from the Company of $4,000 per month.

Other Compensation

We provide standard health insurance benefits to our executive officers, on the same terms and conditions as provided to all other eligible employees. We believe these benefits are consistent with the broad-based employee benefits provided at the companies with whom we compete for talent and therefore are important to attracting and retaining qualified employees. Other than as described above, there were no post-employment compensation, pension or nonqualified deferred compensation benefits earned by our Named Executive Officers during the years ended December 31, 2023 and 2022. Beginning in 2023, the Company began offering a 401(k) retirement savings plan to all employees, which is managed by a third-party plan manager and administrator. This is offered to our executive officers on the same terms and conditions as provided to all other eligible employees. We do not have any pension or profit-sharing programs for the benefit of our directors, officers or other employees. The Board may recommend adoption of one or more such programs in the future.

Outstanding Equity Awards at 2023 Fiscal Year End

The following table provides information relating to the vested and unvested option and stock awards held by our Named Executive Officers as of December 31, 2023. Each award to each Named Executive Officer is shown separately, with a footnote describing the award’s vesting schedule if not fully vested at December 31, 2023.

	Option Awards							Stock Awards
Name and Principal Position	Number of Securities Underlying Unexercised Options Exercisable		Number of Securities Underlying Unexercised Options Unexercisable		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options	Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock Unvested	Market Value of Shares of Units of Stock Unvested	Equity Incentive Plan Awards: Number of Unearned Unvested Shares	Equity Incentive Plan Awards: Market or Payout Value of Unearned Unvested Shares
Jonathan Kaufman,	80,000		—		—	1.25	10/14/2015	—	—	—	—
Chief Executive Officer	200,000		—		—	1.25	10/15/2025	—	—	—	—
	100,000		—		—	1.25	10/12/2027	—	—	—	—
	66,666	(1)	33,334	(1)	—	5.00	03/31/2031	—	—	—	—
	106,666	(2)	53,334	(2)	—	5.00	09/03/2031	—	—	—	—
	79,500		—		—	2.19	06/16/2033	—	—	—	—
Michael Chancellor,	80,000		—		—	1.25	10/14/2015	—	—	—	—
Chief Medical Officer	200,000		—		—	1.25	10/15/2025	—	—	—	—
	100,000		—		—	1.25	10/12/2027	—	—	—	—
	66,666	(3)	33,334	(3)	—	5.00	3/31/2031	—	—	—	—
	106,666	(4)	53,334	(4)	—	5.00	9/3/2031	—	—	—	—
	79,500		—		—	2.19	06/16/2033	—	—	—	—
Douglas Johnston, Chief Financial Officer	50,000		—		—	2.19	06/16/2033	—	—	—	—

(1) Such stock options exercisable for up to an aggregate of 100,000 shares of Common Stock were granted under the 2020 Plan and vest annually in equal installments over three years, commencing on the first anniversary of the date of grant. There were 33,334 unvested options related to this grant as of December 31, 2023.

(2) Such stock options exercisable for up to an aggregate of 160,000 shares of Common Stock were granted under the 2020 Plan and vest annually in equal installments over three years commencing on the first anniversary of the date of grant. Of these options, 53,334 remain unvested related to this grant as of December 31, 2023.

(3) Such stock options exercisable for up to an aggregate of 100,000 shares of Common Stock were granted under the 2020 Plan and vest annually in equal installments over three years, commencing on the first anniversary of the date of grant. There were 33,334 unvested options related to this grant as of December 31, 2023.

(4) Such stock options exercisable for up to an aggregate of 160,000 shares of Common Stock were granted under the 2020 Plan and vest annually in equal installments over three years commencing on the first anniversary of the date of grant. Of these options, 53,334 remain unvested related to this grant as of December 31, 2023.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Other than as described below, except compensation arrangements, since the past two fiscal years, there have been no transactions, whether directly or indirectly, between us and any of the Company’s officers, directors, beneficial owners of more than 5% of outstanding shares of Common Stock or outstanding shares of a class of voting preferred stock, or their family members, that exceeded the lesser of (i) $120,000 or (ii) one percent (1%) of the average of the Company’s total assets at year-end for the last two fiscal years, and in which any of our directors, executive officers or beneficial holders of more than 5% of any class of our capital stock, or any immediate family member of, or person sharing the household with, any of these individuals, had or will have a direct or indirect material interest.

In August 2009 and January 2015, we issued an aggregate of $100,000 in promissory notes to our co-founder, Dr. Chancellor, of which an aggregate face value of approximately $75,000 had been outstanding immediately prior to our initial public offering (the “Chancellor Notes”). In connection with such initial public offering, the Company and Dr. Chancellor entered into a note cancellation and stock purchase agreement, pursuant to which the Chancellor Notes were cancelled and in connection therewith, Dr. Chancellor was issued an aggregate of 22,950 shares of Common Stock.

As of December 31, 2022, Jonathan Kaufman, the Company’s Chief Executive Officer, had contributed an aggregate of $250,000 in cash to the Company to support its continued operations, in the form of a note payable. This note was paid in full at maturity and had a balance of $0 at December 31, 2023.

Review, Approval or Ratification of Transactions with Related Parties

We have adopted a written related-person transactions policy that provides that our executive officers, directors, nominees for election as a director, beneficial owners of more than 5% of our Common Stock and any members of the immediate family of the foregoing persons, are not permitted to enter into a material related-person transaction with us without the review and approval of our audit committee, or a committee composed solely of independent directors in the event it is inappropriate for our audit committee to review such transaction due to a conflict of interest. Such policy provides that any request for us to enter into a transaction with an executive officer, director, nominee for election as a director, beneficial owner of more than 5% of our Common Stock or with any of their immediate family members or affiliates, in which the amount involved exceeds the lesser of (i) $120,000 or (ii) one percent of the average of the Company’s total assets at year-end for the last two fiscal years, will be presented to our audit committee for review, consideration and approval. In approving or rejecting any such proposal, we expect that our audit committee will consider the relevant facts and circumstances available and deemed relevant to the audit committee, including, but not limited to, whether the transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances and the extent of the related person’s interest in the transaction.

AUDIT COMMITTEE REPORT

The following report (the “Audit Report”) of the Board’s audit committee (the “Audit Committee”) does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act or the Exchange Act except to the extent the Company specifically incorporates this Audit Report by reference therein.

Role of the Audit Committee

The Audit Committee’s primary responsibilities fall into three (3) broad categories:

First, the Audit Committee is charged with monitoring the preparation of quarterly and annual financial reports by the Company’s management, including discussions with management and the Company’s outside auditors about draft annual financial statements and key accounting and reporting matters.

Second, the Audit Committee is responsible for matters concerning the relationship between the Company and its outside auditors, including recommending their appointment or removal, reviewing the scope of their audit services and related fees, as well as any other services being provided to the Company, and determining whether the outside auditors are independent.

Third, the Audit Committee reviews financial reporting, policies, procedures, and internal controls of the Company.

The Audit Committee has implemented procedures to ensure that during the course of each fiscal year it devotes the attention that it deems necessary or appropriate to each of the matters assigned to it under the Audit Committee’s charter. In overseeing the preparation of the Company’s financial statements, the Audit Committee met with management and the Company’s outside auditors, including meetings with the Company’s outside auditors without management present, to review and discuss all financial statements prior to their issuance and to discuss significant accounting issues. Management advised the Audit Committee that all financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee discussed the statements with both management and the outside auditors. The Audit Committee’s review included discussion with the outside auditors of matters required to be discussed pursuant to Statement on Auditing Standards No. 61 (Communication with Audit Committees).

With respect to the Company’s outside auditors, the Audit Committee, among other things, discussed with Urish Popeck & Co., LLC, the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2023, matters relating to its independence, including the disclosures made to the Audit Committee as required by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees).

Recommendations of the Audit Committee. In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board that the Board approve the inclusion of the Company’s audited financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023 for filing with the U.S. Securities and Exchange Commission.

This Audit Report has been furnished by the Audit Committee of the Board.

Ryan Pruchnic, Chairman
Lori Birder
Daniel Cohen

AUTHORIZATION OF THE BOARD TO AMEND THE CERTIFICATE OF INCORPORATION TO

EFFECT A REVERSE STOCK SPLIT OF ALL OUTSTANDING SHARES OF COMMON STOCK

(Proposal No. 2)

Summary

We are seeking stockholder approval of a proposal to authorize the Board to amend the Certificate of Incorporation to effect a reverse stock split of all outstanding shares of Common Stock by a ratio in the range of one-for-five to one-for-one hundred and fifty, to be determined in the Board’s sole discretion, at any time after approval of such amendment and no later than the one year anniversary of such approval. The Board has unanimously approved this Proposal No. 2.

As previously disclosed in a Current Report on Form 8-K filed with the SEC on April 19, 2024, the Company received a letter (the “Nasdaq Letter”) from the Listing Qualifications staff (the “Staff”) of The Nasdaq Stock Market LLC stating that, based upon the closing bid price of the Common Stock, for the last 30 consecutive business days, the Company was not in compliance with the requirement to maintain a minimum bid price of $1.00 per share of its Common Stock, as set forth in Nasdaq Rule 5550(a)(2) (the “Minimum Bid Price Requirement”).

Pursuant to Nasdaq Rule 5810(c)(3)(A), the Company has been given 180 calendar days, or until October 14, 2024, to regain compliance with the Minimum Bid Price Requirement. If at any time before October 14, 2024, the bid price of the Common Stock closes at $1.00 per share or more for a minimum of 10 consecutive business days, the Staff will provide written confirmation that the Company has regained compliance with the Minimum Bid Price Requirement and the matter will be closed.

If the Company does not regain compliance with the Minimum Bid Price Requirement, the Company may be eligible for an additional 180-calendar day grace period. To qualify, the Company will be required to meet the continued listing requirement for market value of publicly held shares and all other initial listing standards for Nasdaq, with the exception of the Minimum Bid Price Requirement, and will need to provide written notice of its intention to cure the deficiency during the second compliance period.

If the Company does not regain compliance with the Minimum Bid Price Requirement by October 14, 2024, and is otherwise not eligible for such additional 180-day grace period to regain such compliance, the Staff will provide written notice to the Company that the Common Stock will be subject to delisting. At that time, the Company may appeal any such delisting determination to a hearings panel of The Nasdaq Stock Market LLC.

The exact ratio of the Reverse Stock Split will be set at a whole number within the range of one-for-five and one-for-one hundred and fifty as determined by the Board in its sole discretion. The Board believes that the availability of alternative reverse stock split ratios will provide it with the flexibility to implement the Reverse Stock Split in a manner designed to maximize the anticipated benefits for the Company and its stockholders. In determining how to implement the Reverse Stock Split following the receipt of stockholder approval, the Board may consider, among other things, factors such as:

●	the historical trading price and trading volume of shares of Common Stock;

●	the then prevailing trading price and trading volume of shares of Common Stock and the anticipated impact of the Reverse Stock Split on the trading market for shares of Common Stock;

●	our ability to have shares of Common Stock remain listed on Nasdaq;

●	the number of shares of Common Stock needed to reserve for issuance upon exercise and conversion of all outstanding warrants and other convertible securities;

●	the anticipated impact of the Reverse Stock Split on our ability to raise additional financing; and

●	prevailing general market and economic conditions.

The Reverse Stock Split will become effective upon filing of an amendment to the Certificate of Incorporation with the Secretary of State of the State of Delaware. The amendment filed thereby will set forth the number of shares of Common Stock immediately prior to the Reverse Stock Split to be combined into one share of Common Stock, within the limits set forth in this proposal. Except for adjustments that may result from the treatment of fractional shares as described below, each holder of our shares of Common Stock will hold the same percentage of outstanding shares of Common Stock immediately following the Reverse Stock Split as such stockholder holds immediately prior to the Reverse Stock Split.

The form of the certificate of amendment to the Certificate of Incorporation, pursuant to which the Reverse Stock Split would be effected, in the event this Proposal No. 2 is approved by stockholders, will be in substantially the form attached to this Proxy Statement as Appendix A. The text of the form of amendment accompanying this Proxy Statement is subject to amendment to reflect the exact ratio for the Reverse Stock Split and any changes that may be required by the office of the Secretary of State of the State of Delaware or that the Board may determine to be necessary or advisable ultimately to comply with applicable law and to effect the Reverse Stock Split.

The Board believes that approval of the amendment to the Certificate of Incorporation to effect the Reverse Stock Split is in the best interests of the Company and our stockholders and has unanimously recommended that the proposed amendment be presented to our stockholders for approval.

Board Requirement to Implement the Reverse Stock Split

If this Proposal No. 2 is approved, the Reverse Stock Split will be implemented, if at all, at the Board’s sole discretion and with an exchange ratio determined by the Board as described above. Such determination shall be based upon certain factors, including, but not limited to, the need to comply with the Minimum Bid Price Requirement, the historical trading price and trading volume of shares of Common Stock, the then prevailing trading price and trading volume of shares of Common Stock and the anticipated impact of the Reverse Stock Split on the trading market for shares of Common Stock, our ability to have shares of Common Stock remain listed on Nasdaq, the number of authorized and unissued shares of Common Stock available, the anticipated impact of the Reverse Stock Split on our ability to raise additional financing, and prevailing general market and economic conditions. No further action on the part of stockholders would be required to either implement or not implement the Reverse Stock Split. If our stockholders approve this Proposal No. 2, we will communicate to the public, prior to the Effective Date (as defined below), additional details regarding the Reverse Stock Split, including the specific ratio selected by the Board.

Effective Date

If this Proposal No. 2 is approved by our stockholders, the Board will have sole and absolute discretion to determine whether or not to implement the Reverse Stock Split, and if so, the ratio of the Reverse Stock Split to be implemented and the time and date of the filing of the amendment to the Certificate of Incorporation to effect the Reverse Stock Split. If the Board determines to implement the Reverse Stock Split after receipt of stockholder approval, we will file the certificate of amendment to the Certificate of Incorporation with the Secretary of State of the State of Delaware on such date as the Board determines to be the appropriate effective date for the Reverse Stock Split. Unless the Board determines otherwise, the Reverse Stock Split will become effective, as of 5:00 p.m. Eastern Time on the date of filing of such certificate of amendment (the “Effective Date”). Except as explained below with respect to fractional shares, the issued and outstanding shares of Common Stock immediately prior to the Effective Date will automatically be converted, as of the Effective Date, into a lesser number of shares of Common Stock calculated in accordance with a split ratio of between one-for-five and one-for-one hundred and fifty, as selected by the Board and set forth in the certificate of amendment.

Purposes of the Reverse Stock Split

The primary purpose for the Reverse Stock Split is based on the Board’s belief that the Reverse Stock Split will be necessary to maintain the listing of shares of Common Stock on Nasdaq. The Board believes that the Reverse Stock Split could also improve the marketability and liquidity of the Common Stock.

Maintain our listing on Nasdaq. Our Common Stock is traded on Nasdaq. The Board has considered the potential harm to the Company and its stockholders should our Common Stock be delisted from Nasdaq based on any failure to comply with the Minimum Bid Price Requirement. Delisting our Common Stock could adversely affect the liquidity of our Common Stock because alternatives, such as the Pink Market and the other over-the-counter markets operated by OTC Markets Group Inc., are generally considered to be less efficient markets. An investor likely would find it less convenient to sell, or to obtain accurate quotations in seeking to buy our Common Stock on an over-the-counter market. Many investors likely would not buy or sell our Common Stock due to difficulty in accessing over-the-counter markets, policies preventing them from trading in securities not listed on a national exchange or other reasons. The Board believes that, in the event the Minimum Bid Price Requirement is not met, the Reverse Stock Split is an effective means for us to comply with such requirement and to avoid, or at least mitigate, the likely adverse consequences of our Common Stock being delisted from Nasdaq by producing the immediate effect of increasing the bid price of our Common Stock.

Improve the marketability and liquidity of the Common Stock. If this Proposal No. 2 is approved by stockholders at the Annual Meeting and the Reverse Stock Split is implemented, we also believe that the increased market price of our Common Stock expected as a result of implementing the Reverse Stock Split will improve the marketability and liquidity of our Common Stock and will encourage interest and trading in our Common Stock. The Reverse Stock Split could allow a broader range of institutions to invest in our Common Stock (namely, funds that are prohibited from buying stocks whose price is below a certain threshold), potentially increasing the liquidity of our Common Stock. The Reverse Stock Split could also help increase analyst and broker interest in our Common Stock, as their policies can discourage them from following or recommending companies with low stock prices. Because of the trading volatility often associated with low-priced stocks, many brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. Some of those policies and practices may function to make the processing of trades in low-priced stocks economically unattractive to brokers. Additionally, because brokers’ commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current average price per share of our Common Stock can result in individual stockholders paying transaction costs representing a higher percentage of their total share value than would be the case if the share price were substantially higher. It should be noted, however, that the liquidity of our Common Stock may in fact be adversely affected by the proposed Reverse Stock Split given the reduced number of shares of Common Stock that would be outstanding after the Reverse Stock Split.

For the above reasons, we believe that the Reverse Stock Split will help us comply with the Minimum Bid Price Requirement and, as a result, could also improve the marketability and liquidity of our Common Stock, which is in the best interests of the Company and our stockholders.

Risks of the Reverse Stock Split

We cannot assure you that the proposed Reverse Stock Split will increase our stock price and have the desired effect of compliance with the Minimum Bid Price Requirement. The Board expects that the Reverse Stock Split, if approved and implemented, if the Board deems it necessary, will increase the market price of our Common Stock so that we are able to comply with the Minimum Bid Price Requirement. However, the effect of the Reverse Stock Split upon the market price of our Common Stock cannot be predicted with any certainty, and the history of similar reverse stock splits for companies in like circumstances is varied.

It is possible that the per share price of our Common Stock after the Reverse Stock Split will not rise in proportion to the reduction in the number of shares of our Common Stock outstanding resulting from the Reverse Stock Split, and the market price per post-Reverse Stock Split share may not exceed or remain in excess of the $1.00 minimum bid price for a sustained period of time, and the Reverse Stock Split may not result in a per share price that would attract brokers and investors who do not trade in lower priced stocks. Even if we effect the Reverse Stock Split, the market price of our Common Stock may decrease due to factors unrelated to the Reverse Stock Split. In any case, the market price of our Common Stock may also be based on other factors which may be unrelated to the number of shares outstanding, including our future performance. If the Reverse Stock Split is consummated and the trading price of the Common Stock declines, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would occur in the absence of the Reverse Stock Split. Even if the market price per post-Reverse Stock Split share of our Common Stock remains in excess of $1.00 per share, we may be delisted due to a failure to meet other continued listing requirements, including Nasdaq listing requirements related to minimum stockholders’ equity, the minimum number of shares that must be in the public float, the minimum market value of the public float and the minimum number of round lot holders.

The Reverse Stock Split may decrease the liquidity of our Common Stock. The liquidity of our Common Stock may be harmed by the Reverse Stock Split given the reduced number of shares of Common Stock that would be outstanding after the Reverse Stock Split, particularly if the stock price does not increase as a result of the Reverse Stock Split. In addition, investors might consider the increased proportion of unissued authorized shares of Common Stock to issued shares to have an anti-takeover effect under certain circumstances, because the proportion allows for dilutive issuances which could prevent certain stockholders from changing the composition of the Board or render tender offers for a combination with another entity more difficult to successfully complete. The Board does not intend for the Reverse Stock Split to have any anti-takeover effects.

Principal Effects of the Reverse Stock Split

Common Stock. If this Proposal No. 2 is approved by the stockholders at the Annual Meeting and the Reverse Stock Split is implemented, subject to the conditions set out in this Proposal No. 2, and thus amend the Certificate of Incorporation, the Company will file a certificate of amendment to the Certificate of Incorporation with the Secretary of State of the State of Delaware. Except for adjustments that may result from the treatment of fractional shares as described below, the issued and outstanding shares of Common Stock immediately prior to the Effective Date will automatically be converted, as of the Effective Date, into a lesser number of shares of Common Stock based on the exchange ratio within the approved range determined by the Board. In addition, proportional adjustments will be made to the maximum number of shares of Common Stock issuable under, and other terms of, (i) our equity incentive plans, and (ii) the number of shares of Common Stock issuable under, and the exercise prices of, our outstanding exercisable securities.

Except for adjustments that may result from the treatment of fractional shares of Common Stock as described below, because the Reverse Stock Split would apply to all issued shares of our Common Stock, the Reverse Stock Split would not alter the relative rights and preferences of our existing stockholders nor affect any stockholder’s proportionate equity interest in the Company. For example, a holder of two percent (2%) of the voting power of our outstanding Common Stock immediately prior to the effectiveness of the Reverse Stock Split will generally continue to hold two percent (2%) of the voting power of our outstanding Common Stock immediately after the Reverse Stock Split. Moreover, the number of stockholders of record of shares of Common Stock will not be affected by the Reverse Stock Split. The amendment to the Certificate of Incorporation itself to solely effect the Reverse Stock Split would not change the number of authorized shares of Common Stock or the par value of the Common Stock. The Reverse Stock Split will have the effect of creating additional unreserved shares of our authorized Common Stock. Although at present we have no current arrangements or understandings providing for the issuance of the additional shares of Common Stock that would be made available for issuance upon effectiveness of the Reverse Stock Split (other than pursuant to the terms of anti-dilution features in outstanding securities), these additional shares of Common Stock may be used by us for various purposes in the future without further stockholder approval, including, among other things:

●	raising capital to fund our operations and to continue as a going concern;

●	establishing strategic relationships with other companies;

●	providing equity incentives to our employees, officers or directors; and

●	expanding our business or product lines through the acquisition of other businesses or products.

While the Reverse Stock Split will make additional shares of Common Stock available for the Company to use in connection with the foregoing, the primary purpose of the Reverse Stock Split is to increase our stock price in order to comply with the Minimum Bid Price Requirement in the event such requirement is not satisfied.

Effect on Employee Plans and Exercisable Securities. Our equity incentive plans consist of (a) the 2008 Stock Incentive Plan (the “2008 Plan”) and (b) the 2020 Stock Incentive Plan (the “2020 Plan”).

Pursuant to the terms of the 2008 Plan, the number and kind of shares subject to outstanding Awards (as defined in the 2008 Plan), the Purchase Price (as defined in the 2008 Plan) for such shares, the number and kind of shares available for Awards subsequently granted under the 2008 Plan and the maximum number of shares in respect of which Awards can be made to any Participant (as defined in the 2008 Plan) in any calendar year will be appropriately adjusted to reflect the effect of the Reverse Stock Split. This would result in approximately the same aggregate price being required to be paid under such outstanding securities upon exercise and approximately the same value of shares of Common Stock being delivered upon such exercise immediately following the Reverse Stock Split as was the case immediately preceding the Reverse Stock Split. Under the 2008 Plan, the Board has the power and sole discretion to determine the amount of the adjustment to be made in each case.

Pursuant to the terms of the 2020 Plan, the number and class of securities available under the 2020 Plan, (ii) the share counting rules set forth in Section 3 of the 2020 Plan, (iii) the number and class of securities and exercise price per share of each outstanding Option (as defined in the 2020 Plan), (iv) the share and per-share provisions and the measurement price of each outstanding SAR (as defined in the 2020 Plan), (v) the number of shares subject to and the repurchase price per share (if any) subject to each outstanding Stock Award (as defined in the 2020 Plan), and (vi) the share and per-share-related provisions and the purchase price, if any, of each outstanding Other Award (as defined in the 2020 Plan), shall be equitably adjusted (or substituted Awards (as defined in the 2020 Plan) may be made, if applicable) to reflect the effect of the Reverse Stock Split as the Board or, in the discretion of the Board, a committee or subcommittee of the Board appointed by the Board, in its sole discretion, deems appropriate. This would result in approximately the same aggregate price being required to be paid under such outstanding securities upon exercise, settlement or exchange, as applicable, and approximately the same value of shares of Common Stock being delivered upon such exercise, settlement or exchange immediately following the Reverse Stock Split as was the case immediately preceding the Reverse Stock Split.

Listing. Our shares of Common Stock currently trade on Nasdaq. The Reverse Stock Split will directly affect the listing of our Common Stock on Nasdaq, and we believe that the Reverse Stock Split could potentially increase our stock price, facilitating compliance with the Minimum Bid Price Requirement. Following the Reverse Stock Split, we intend for our Common Stock to continue to be listed on Nasdaq under the symbol “LIPO,” subject to our ability to continue to comply with the Nasdaq Rules, although our Common Stock will have a new committee on uniform securities identification procedures (CUSIP) number, a number used to identify our Common Stock.

“Public Company” Status. Our Common Stock is currently registered under Section 12(b) of the Exchange Act, and we are subject to the “public company” periodic reporting and other requirements of the Exchange Act. The proposed Reverse Stock Split will not affect our status as a public company or this registration under the Exchange Act. The Reverse Stock Split is not intended as, and will not have the effect of, a “going private transaction” covered by Rule 13e-3 under the Exchange Act.

Odd Lot Transactions. It is likely that some of our stockholders will own “odd-lots” of less than 100 shares of Common Stock following the Reverse Stock Split. A purchase or sale of less than 100 shares of Common Stock (an “odd lot” transaction) may result in incrementally higher trading costs through certain brokers, particularly “full service” brokers, and generally may be more difficult than a “round lot” sale. Therefore, those stockholders who own less than 100 shares of Common Stock following the Reverse Stock Split may be required to pay somewhat higher transaction costs and may experience some difficulties or delays should they then determine to sell their shares of Common Stock.

Authorized but Unissued Shares; Potential Anti-Takeover Effects. The Certificate of Incorporation presently authorizes 200,000,000 shares of Common Stock and 20,000,000 shares of preferred stock, par value $0.0001 per share. The Reverse Stock Split would not change the number of authorized shares of Common Stock or the par value per share of the Common Stock, although the Reverse Stock Split would decrease the number of issued and outstanding shares of Common Stock. Therefore, because the number of issued and outstanding shares of Common Stock would decrease, the number of shares of Common Stock remaining available for issuance by us in the future would increase.

Such additional shares of Common Stock would be available for issuance from time to time for corporate purposes such as issuances of Common Stock in connection with capital-raising transactions and acquisitions of companies or other assets, as well as for issuance upon conversion or exercise of securities such as convertible preferred stock, convertible debt, warrants or options convertible into or exercisable for Common Stock. We believe that the availability of the additional shares of Common Stock will provide us with the flexibility to meet business needs as they arise, to take advantage of favorable opportunities and to respond effectively in a changing corporate environment. For example, we may elect to issue shares of Common Stock to raise equity capital, to make acquisitions through the use of stock, to establish strategic relationships with other companies, to adopt additional employee benefit plans or reserve additional shares of Common Stock for issuance under such plans, where the Board determines it advisable to do so, without the necessity of soliciting further stockholder approval, subject to applicable stockholder vote requirements under Delaware law and Nasdaq Rules. If we issue additional shares of Common Stock for any of these purposes, the aggregate ownership interest of our current stockholders, and the interest of each such existing stockholder, would be diluted, possibly substantially.

The additional shares of our Common Stock that would become available for issuance upon an effective Reverse Stock Split could also be used by us to oppose a hostile takeover attempt or delay or prevent a change of control or changes in or removal of our management, including any transaction that may be favored by a majority of our stockholders or in which our stockholders might otherwise receive a premium for their shares of Common Stock over then-current market prices or benefit in some other manner. Although the increased proportion of authorized but unissued shares of Common Stock to issued shares of Common Stock could, under certain circumstances, have an anti-takeover effect, the Reverse Stock Split is not being proposed in order to respond to a hostile takeover attempt or to an attempt to obtain control of the Company.

Fractional Shares

We will not issue fractional shares as a result of the Reverse Stock Split. Instead, in the event that a holder of pre-Reverse Stock Split shares of Common Stock would have been entitled to receive fractional shares of Common Stock as a result of the Reverse Stock Split, the Company will issue an additional share in lieu thereof to such holder.

No Dissenters’ Rights

Under Delaware law, our stockholders would not be entitled to dissenters’ rights or rights of appraisal in connection with the implementation of the Reverse Stock Split, and we will not independently provide our stockholders with any such rights.

Certain United States Federal Income Tax Consequences

The following is a summary of certain United States federal income tax consequences of the Reverse Stock Split. It does not address any state, local or foreign income or other tax consequences, which, depending upon the jurisdiction and the status of the stockholder/taxpayer, may vary from the United States federal income tax consequences. It applies to you only if you held pre-Reverse Stock Split shares of Common Stock as capital assets for United States federal income tax purposes. This discussion does not apply to you if you are a member of a class of our stockholders subject to special rules, such as (a) a dealer in securities or currencies, (b) a trader in securities that elects to use a mark-to-market method of accounting for your securities holdings, (c) a bank, (d) a life insurance company, (e) a tax-exempt organization, (f) a person that owns shares of Common Stock that are a hedge, or that are hedged, against interest rate risks, (g) a person who owns shares of Common Stock as part of a straddle or conversion transaction for tax purposes, or (h) a person whose functional currency for tax purposes is not the U.S. dollar. The discussion is based on the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), its legislative history, existing, temporary and proposed regulations under the Internal Revenue Code, published rulings and court decisions, all as of the date hereof. These laws, regulations and other guidance are subject to change, possibly on a retroactive basis. We have not sought and will not seek an opinion of counsel or a ruling from the Internal Revenue Service regarding the United States federal income tax consequences of the Reverse Stock Split.

PLEASE CONSULT YOUR OWN TAX ADVISOR CONCERNING THE CONSEQUENCES OF THE REVERSE STOCK SPLIT IN YOUR PARTICULAR CIRCUMSTANCES UNDER THE INTERNAL REVENUE CODE AND THE LAWS OF ANY OTHER TAXING JURISDICTION.

Tax Consequences to United States Holders of Common Stock. A United States holder, as used herein, is a stockholder who or that is, for United States federal income tax purposes: (a) a citizen or individual resident of the United States, (b) a domestic corporation, (c) an estate whose income is subject to United States federal income tax regardless of its source, or (d) a trust, if a United States court can exercise primary supervision over the trust’s administration and one or more United States persons are authorized to control all substantial decisions of the trust. This discussion applies only to United States holders.

If a partnership (or other entity or arrangement treated as a partnership for U.S. federal income tax purposes) is a beneficial owner of our Common Stock, the tax treatment of a partner in the partnership will depend upon the status of the partner and the activities of the partnership. Partnerships and partners of a partnership holding our Common Stock are urged to consult their tax advisors regarding the U.S. tax consequences of the Reverse Stock Split.

The Company intends for the transaction to qualify as a “reorganization” within the meaning of Section 368(a) of the Code for U.S. federal income tax purposes, and the remainder of the disclosure assumes it will so qualify. However, the Company has not sought and will not seek any ruling from the IRS regarding any matters relating to the transaction, and as a result, there can be no assurance that the IRS will not assert, or that a court would not sustain, a contrary position, in which case the consequences of the transaction could be materially different from those described herein.

Provided that the Reverse Stock Split qualifies as a “reorganization,” and except for adjustments that may result from the treatment of fractional shares of Common Stock as described above, no gain or loss should be recognized by a stockholder upon such stockholder’s exchange of pre-Reverse Stock Split shares of Common Stock for post-Reverse Stock Split shares of Common Stock pursuant to the Reverse Stock Split. The aggregate adjusted basis of the post-Reverse Stock Split shares of Common Stock received will be the same as the aggregate adjusted basis of the Common Stock exchanged for such new shares. The stockholder’s holding period for the post-Reverse Stock Split shares of Common Stock will include the period during which the stockholder held the pre-Reverse Stock Split shares of Common Stock surrendered.

Accounting Consequences

Following the Effective Date, if any, the net income or loss and net book value per share of Common Stock will be increased because there will be fewer shares of Common Stock outstanding. We do not anticipate that any other accounting consequences would arise as a result of the Reverse Stock Split.

Exchange of Stock Certificates

As of the Effective Date, each certificate representing shares of Common Stock outstanding before the Reverse Stock Split will be deemed, for all corporate purposes, to evidence ownership of the reduced number of shares of Common Stock resulting from the Reverse Stock Split. All shares of Common Stock underlying options, warrants, preferred stock and other securities exchangeable or exercisable for or convertible into Common Stock also automatically will be adjusted on the Effective Date.

Our transfer agent, Nevada Agency and Transfer Company, will act as the exchange agent for purposes of exchanging stock certificates subsequent to the Reverse Stock Split. Shortly after the Effective Date, stockholders of record will receive written instructions requesting them to complete and return a letter of transmittal and surrender their old stock certificates for new stock certificates reflecting the adjusted number of shares as a result of the Reverse Stock Split. Certificates representing shares of Common Stock issued in connection with the Reverse Stock Split will continue to bear the same restrictive legends, if any, that were borne by the surrendered certificates representing the shares of Common Stock outstanding prior to the Reverse Stock Split. No new certificates will be issued until such stockholder has surrendered any outstanding certificates, together with the properly completed and executed letter of transmittal, to the exchange agent. Until surrendered, each certificate representing shares of Common Stock outstanding before the Reverse Stock Split would continue to be valid and would represent the adjusted number of shares of Common Stock, based on the ratio of the Reverse Stock Split.

Any stockholder whose stock certificates are lost, destroyed or stolen will be entitled to a new certificate or certificates representing post-Reverse Stock Split shares of Common Stock upon compliance with the requirements that we and our transfer agent customarily apply in connection with lost, destroyed or stolen certificates. Instructions as to lost, destroyed or stolen certificates will be included in the letter of instructions from the exchange agent.

Upon the Reverse Stock Split, we intend to treat stockholders holding our Common Stock in “street name,” through a bank, broker or other nominee, in the same manner as registered stockholders whose shares of Common Stock are registered in their names. Banks, brokers and other nominees will be instructed to effect the Reverse Stock Split for their beneficial holders holding our Common Stock in “street name.” However, such banks, brokers and other nominees may have different procedures than registered stockholders for processing the Reverse Stock Split. If you hold your shares in “street name” with a bank, broker or other nominee, and if you have any questions in this regard, we encourage you to contact your bank, broker or nominee.

YOU SHOULD NOT DESTROY YOUR STOCK CERTIFICATES AND YOU SHOULD NOT SEND THEM NOW. YOU SHOULD SEND YOUR STOCK CERTIFICATES ONLY AFTER YOU HAVE RECEIVED INSTRUCTIONS FROM THE EXCHANGE AGENT AND IN ACCORDANCE WITH THOSE INSTRUCTIONS.

If any certificates for shares of Common Stock are to be issued in a name other than that in which the certificates for shares of Common Stock surrendered are registered, the stockholder requesting the reissuance will be required to pay to us any transfer taxes or establish to our satisfaction that such taxes have been paid or are not payable and, in addition, (a) the transfer must comply with all applicable federal and state securities laws, and (b) the surrendered certificate must be properly endorsed and otherwise be in proper form for transfer.

Book-Entry

The Company’s registered stockholders may hold some or all of their shares of Common Stock electronically in book-entry form with our transfer agent. These stockholders do not have stock certificates evidencing their ownership of Common Stock. They are, however, provided with a statement reflecting the number of shares of Common Stock registered in their accounts.

●	If you hold registered shares of Common Stock in book-entry form, you do not need to take any action to receive your post-Reverse Stock Split shares of Common Stock in registered book-entry form.

●	If you are entitled to post-Reverse Stock Split shares of Common Stock, a transaction statement will automatically be sent to your address of record by our transfer agent as soon as practicable after the Effective Date indicating the number of shares of Common Stock that you hold.

Interests of Directors and Executive Officers

Our directors and executive officers have no substantial interests, directly or indirectly, in the matters set forth in this proposal except to the extent of their ownership of shares of our Common Stock and equity awards granted to them under our equity incentive plans.

Vote Required and Recommendation

Our Bylaws provide that, on all matters (other than the election of directors and except to the extent otherwise required by our Certificate of Incorporation, Bylaws or applicable Delaware law), the affirmative vote of a majority of the votes cast by holders of the shares of Common Stock present and entitled to vote on the matter will be required for approval. Accordingly, the affirmative vote of a majority of the votes cast by the holders of shares of Common Stock present and entitled to vote on the matter will be required to authorize the Board to amend the Certificate of Incorporation to effect a Reverse Stock Split of all outstanding shares of Common Stock.

Abstentions will be counted for purposes of determining the presence or absence of a quorum but will not be counted as votes cast and therefore will not be counted for purposes of determining whether Proposal No. 2 has been approved. Since broker non-votes are not entitled to vote on Proposal No. 2, broker non-votes, if any, will be counted for purposes of determining the presence or absence of a quorum but will not be counted for purposes of determining whether Proposal No. 2 has been approved.

At the Annual Meeting a vote will be taken on a proposal to authorize the Board to amend the Certificate of Incorporation to effect a Reverse Stock Split of all outstanding shares of Common Stock.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE REVERSE

STOCK SPLIT PROPOSAL.

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

(Proposal No. 3)

Urish Popeck & Co., LLC (“Urish”) has served as our independent registered public accounting firm since 2020 and has been appointed by the Audit Committee to continue as our independent registered public accounting firm for the fiscal year ending December 31, 2024.

At the Annual Meeting, the stockholders will vote on a proposal to ratify this selection of Urish as our independent registered public accounting firm. If this ratification is not approved by the affirmative vote of a majority of the shares of Common Stock present at the Annual Meeting, in person or by proxy, and voting on the matter, the Board will reconsider its selection of Urish as our independent registered public accounting firm.

Urish has no interest, financial or otherwise, in our Company. We do not currently expect a representative of Urish to physically attend the Annual Meeting, however, it is anticipated that an Urish representative will be available to participate in the Annual Meeting via telephone in the event he or she wishes to make a statement, or in order to respond to appropriate questions.

Fees Paid to Independent Registered Public Accounting Firm

The following table presents aggregate fees for professional services rendered by Urish for the audit of our annual financial statements for the fiscal years ended December 31, 2023 and 2022.

	2023	2022
Audit fees(1)	$76,617	$92,397
Audit-related fees(2)	—	—
Tax fees(3)	14,108	9,554
All other fees	—	—
Total	$90,725	$101,951

(1) “Audit fees” include fees for professional services rendered in connection with the audit of our annual financial statements, review of our quarterly condensed financial statements and advisory services on accounting matters that were addressed during the annual audit and quarterly review. This category also includes fees for services that were incurred in connection with statutory and regulatory filings or engagements, such as consents and review of documents filed with the SEC.

(2) “Audit-related fees” include fees billed for professional services rendered that are reasonably related to the performance of the audit or review of our financial statements, including subscription for the online library of accounting research literature and are not reported under “Audit Fees”.

(3) “Tax fees” include fees for tax compliance. Tax compliance fees encompass a variety of permissible services, including technical tax advice related to federal and state income tax matters, and assistance with tax audits.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accountant

Our Audit Committee pre-approves all audit and non-audit services provided by our independent auditors prior to the engagement of such independent auditors with respect to such services. The chairman of our Audit Committee has been delegated the authority by the Audit Committee to pre-approve interim services by our independent auditors other than the annual audit. The chairman of our Audit Committee must report all such pre-approvals to the entire Audit Committee at the next committee meeting.

Vote Required and Recommendation

Our Bylaws provide that, on all matters (other than the election of directors and except to the extent otherwise required by our Certificate of Incorporation, Bylaws or applicable Delaware law), the affirmative vote of a majority of the votes cast by holders of the shares of Common Stock present and entitled to vote on the matter will be required for approval. Accordingly, the affirmative vote of a majority of the votes cast by holders of the shares of Common Stock present and entitled to vote on the matter will be required to ratify the Board’s selection of Urish as our independent registered public accountants for the fiscal year ending December 31, 2024. If this ratification is not approved by the requisite vote of the stockholders, in person or by proxy, and voting on the matter, the Board will reconsider its selection of Urish as our independent registered public accounting firm.

Abstentions will be counted for purposes of determining the presence or absence of a quorum but will not be counted as votes cast and therefore will not be counted for purposes of determining whether Proposal No. 3 has been approved. Since broker non-votes are not entitled to vote on Proposal No. 3, broker non-votes, if any, will be counted for purposes of determining the presence or absence of a quorum but will not be counted for purposes of determining whether Proposal No. 3 has been approved.

At the Annual Meeting a vote will be taken on a proposal to ratify the selection of Urish Popeck & Co., LLC as our independent registered public accountants for the fiscal year ending December 31, 2024.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE RATIFICATION
OF THE SELECTION OF URISH POPECK & CO., LLC AS THE COMPANY’S INDEPENDENT

REGISTERED PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2024.

FUTURE STOCKHOLDER PROPOSALS

Any stockholder who desires to submit nominations for the election to the Board for the 2025 Annual Meeting of Stockholders (the “2025 Annual Meeting”), or any stockholder who desires to include proposals in the Company’s 2025 Annual Meeting proxy materials pursuant to Rule 14(a)-8 under the Exchange Act, for business other than nominations for the election to the Board of Directors, must deliver written notice to the secretary of the Company at the principal executive offices of the Company no later than June 12, 2025, which is 90 calendar days prior to the anniversary of the date of the Annual Meeting, and no earlier than May 13, 2025, which is 120 calendar days prior to the anniversary of the date of the Annual Meeting, provided that in the event that the date of the 2025 Annual Meeting is advanced more than 30 days prior to or delayed by more than 60 days after the anniversary of the Annual Meeting, or if no annual meeting was held in the preceding year, such notice must be received no earlier than 120 calendar days prior to the date of the 2025 Annual Meeting and no later than the close of business on the later of (i) the 90th day prior to the 2025 Annual Meeting and (ii) the 10th day following the day on which notice of the date of the Annual Meeting was mailed or public announcement of the date of such meeting is first made, whichever first occurs.

EXPENSES AND SOLICITATION

We will bear the costs of printing and mailing proxies if such proxies are physically mailed to our stockholders. In addition to soliciting stockholders by mail or through our regular employees, we may request banks, brokers and other custodians, nominees and fiduciaries to solicit their customers who have shares of our Common Stock registered in the name of a nominee and, if so, will reimburse such banks, brokers and other custodians, nominees and fiduciaries for their reasonable out-of-pocket costs. Solicitation by our officers and employees may also be made of some stockholders following the original solicitation.

OTHER BUSINESS

Other Matters Brought Before the Meeting

The Board knows of no other items that are likely to be brought before the Annual Meeting except those that are set forth in the Notice of the Annual Meeting. If any other matters properly come before the Annual Meeting, the persons designated on the enclosed proxy will vote in accordance with their judgment on such matters.

ADDITIONAL INFORMATION

Stockholders Entitled to Vote

The Common Stock is the only class of voting securities outstanding and entitled to vote at the Annual Meeting. As of 5:00 p.m. Eastern Time on the Record Date, 7,605,636 shares of Common Stock, were outstanding and entitled to vote. Each share is entitled to one vote on each matter.

How to Vote

Your vote is very important no matter how many shares of Common Stock you own. Whether or not you plan to attend the virtual Annual Meeting live via the Internet at www.virtualshareholdermeeting.com/LIPO2024, we urge you to vote your shares of Common Stock today.

Instructions regarding each method of voting are provided in the proxy materials and stockholders can access proxy materials and vote at www.proxyvote.com. If you desire to submit your vote via internet or telephone, or if you desire to submit questions while connected to the Annual Meeting on the Internet, follow the instructions at www.proxyvote.com and use the 16-digit control number included in the enclosed proxy card mailed to you.

If You Are a Registered Holder of Common Stock

If you are a registered holder of shares of Common Stock, you may vote such shares either by voting by proxy in advance of the Annual Meeting or by voting at the virtual Annual Meeting while connected to the virtual Annual Meeting on the internet. By submitting a proxy (on a proxy card or in the manner provided in the proxy materials), you are legally authorizing another person to vote your shares on your behalf. If you submit your executed proxy card or submit a proxy in the manner provided in the proxy materials, unless you direct otherwise, your shares will be voted in accordance with the Board’s recommendations set forth in this Proxy Statement, and if any other matters are brought before the Annual Meeting (other than the proposals contained in this Proxy Statement), then the individual(s) listed on the proxy will have the authority to vote your shares on those other matters in accordance with their discretion and judgment.

In the event that a quorum is not present at the Annual Meeting, the chairman of the Annual Meeting or the holders of a majority of the voting power of the shares of Common Stock present at the Annual Meeting or represented by proxy, and cast at the Annual Meeting, may adjourn the Annual Meeting (without notice other than announcement of adjournment at the Annual Meeting) to another time or to another time and place.

Whether or not you plan to attend the virtual Annual Meeting, we urge you to promptly vote over the internet, by mail or by telephone in the manner provided on the website listed in the proxy materials or by completing and returning a proxy card. If you later decide to vote while connected to the Annual Meeting on the internet, the vote you cast at the virtual Annual Meeting will automatically revoke any previously submitted proxy.

Revocability of Proxies

Any stockholder may revoke a submitted proxy by (i) filing a later-dated proxy or a written notice of revocation via internet at any time before the original proxy is exercised or (ii) attending the Annual Meeting via internet and voting.

Please note, however, that only your last dated proxy will be counted, and any proxy may be revoked at any time prior to its exercise at the Annual Meeting, as described in this Proxy Statement.

If your shares of Common Stock are held in the name of a brokerage firm, bank, nominee or other institution, and you have instructed your brokerage firm, bank, nominee or other institution to vote such shares, you must follow the instructions received from your brokerage firm, bank, nominee or other institution to change your voting instruction. Please contact your custodian for detailed instructions on how to revoke your voting instruction and the applicable deadlines.

Information Regarding the Company

Our principal executive offices are located at 7800 Susquehanna St., Suite 505, Pittsburgh, PA.

The Company’s website address, www.lipella.com, is included in this Proxy Statement as a textual reference only, and the information in the Company’s website is not incorporated by reference into this Proxy Statement.

Notice Regarding the Availability of Proxy Materials

Voting materials, which include this Proxy Statement and the enclosed proxy card, will be first mailed to stockholders on or about August __, 2024.

INCORPORATION OF DOCUMENTS BY REFERENCE

The SEC permits us to “incorporate by reference” into this Proxy Statement the information that we file with the SEC under the Exchange Act, which means that we can disclose important information to you by referring you to such information. Information that is incorporated by reference is considered to be part of this Proxy Statement. Information that we file later with the SEC will automatically update and supersede the information that is either contained, or incorporated by reference, in this Proxy Statement, and will be considered to be a part of this Proxy Statement from the date such information is filed. We have filed with the SEC and incorporate by reference in this Proxy Statement, except as superseded, supplemented or modified by this Proxy Statement, the documents listed below (excluding those portions of any Current Report on Form 8-K that are not deemed “filed” pursuant to the General Instructions of Form 8-K):

●	our Annual Report on Form 10-K for the fiscal year ended December 31, 2023, filed with the SEC on February 27, 2024;

●	our Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2024, filed with the SEC on May 9, 2024;

●	our Current Reports on Form 8-K filed with the SEC on March 15, 2023, April 12, 2023 and April 19, 2023; and

●	the description of our Common Stock contained in (i) our Registration Statement on Form 8-A, filed with the SEC on December 19, 2022, pursuant to Section 12(b) of the Exchange Act and (ii) Exhibit 4.2—Description of Securities Registered Pursuant to Section 12 of the Securities Exchange Act of 1934, to our Annual Report on Form 10-K for the fiscal year ended December 31, 2022, filed with the SEC on March 31, 2023.

We also incorporate by reference into this Proxy Statement additional documents that we may file with the SEC under Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date hereof but before the Annual Meeting (excluding any information not deemed “filed” with the SEC). Any statement contained in a previously filed document is deemed to be modified or superseded for purposes of this Proxy Statement to the extent that a statement contained in this Proxy Statement or in a subsequently filed document incorporated by reference herein modifies or supersedes the statement, and any statement contained in this Proxy Statement is deemed to be modified or superseded for purposes of this Proxy Statement to the extent that a statement contained in a subsequently filed document incorporated by reference herein modifies or supersedes the statement.

You may obtain a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2023, including exhibits, and of other documents incorporated by reference herein, without charge, upon the written or oral request of such documents. Requests should be directed to:

Lipella Pharmaceuticals Inc.

7800 Susquehanna St., Suite 505

Pittsburgh, PA 15208

(412) 901-0315

info@lipella.com

Copies of these filings are also available on our website at www.lipella.com.

Proxies may be solicited by directors, executive officers, and other employees of the Company in person or by telephone or mail only for use at the Annual Meeting or any adjournment thereof. The Company has retained Broadridge Financial Solutions to assist with the solicitation of proxies for a project management fee of $8,000, plus reimbursement for out-of-pocket expenses. All solicitation costs will be borne by the Company.

__________, 2024	By Order of the Board of Directors,

Jonathan Kaufman
President, Chief Executive Officer and Chairman of the Board

Appendix A

Proposed Amendment to the Certificate of Incorporation for the Reverse Stock Split

FORM OF CERTIFICATE OF AMENDMENT OF

CERTIFICATE OF INCORPORATION OF

LIPELLA PHARMACEUTICALS INC.

Lipella Pharmaceuticals Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “Corporation”), does hereby certify that:

FIRST: The name of the Corporation is Lipella Pharmaceuticals Inc.

SECOND: This Certificate of Amendment (this “Certificate of Amendment”) amends the provisions of the Corporation’s Second Amended and Restated Certificate of Incorporation, as amended as of the date hereof (the “Certificate of Incorporation”), last amended by a certificate of amendment to the Certificate of Incorporation filed with the Secretary of State on December 19, 2022.

THIRD: Article IV(A) of the Certificate of Incorporation is hereby amended by inserting the following paragraphs immediately below the last paragraph in Article IV(A) of the Certificate of Incorporation as follows:

“(A)

Upon the filing of this Certificate of Amendment with the Secretary of State of the State of Delaware on ______, 2024 (the “2024 Effective Time”), each ________ outstanding shares of Common Stock outstanding immediately prior to the 2024 Effective Time (the “2024 Old Common Stock”) shall be combined and converted into one (1) share of Common Stock (the “2024 New Common Stock”) based on a ratio of one share of 2024 New Common Stock for each _____ shares of 2024 Old Common Stock (the “2024 Reverse Split Ratio”). This reverse stock split (the “2024 Reverse Split”) of the outstanding shares of Common Stock shall not affect the total number of shares of capital stock, including the Common Stock, that the Corporation is authorized to issue, which shall remain as set forth under this Article IV.

The 2024 Reverse Split shall occur without any further action on the part of the Corporation or the holders of shares of 2024 New Common Stock and whether or not certificates representing such holders’ shares prior to the 2024 Reverse Split are surrendered for cancellation. No fractional interest in a share of 2024 New Common Stock shall be deliverable upon the 2024 Reverse Split, all of which shares of 2024 New Common Stock shall be rounded up to the nearest whole number of such shares. Upon the 2024 Effective Time, all references to “Common Stock” in this Certificate of Incorporation shall be to the 2024 New Common Stock.

The 2024 Reverse Split will be effectuated on a stockholder-by-stockholder (as opposed to certificate-by-certificate) basis, except that the 2024 Reverse Split will be effectuated on a certificate-by-certificate basis for shares held by registered holders, as applicable. For shares held in certificated form, certificates dated as of a date prior to the 2024 Effective Time representing outstanding shares of 2024 Old Common Stock shall, after the 2024 Effective Time, represent a number of shares of 2024 New Common Stock as is reflected on the face of such certificates for the 2024 Old Common Stock, divided by the 2024 Reverse Split Ratio and rounded up to the nearest whole number. The Corporation shall not be obligated to issue new certificates evidencing the shares of 2024 New Common Stock outstanding as a result of the 2024 Reverse Split unless and until the certificates evidencing the shares held by a holder prior to the 2024 Reverse Split are either delivered to the Corporation or its current transfer agent, or the holder notifies the Corporation or such transfer agent that such certificates have been lost, stolen or destroyed and executes an agreement satisfactory to the Corporation to indemnify the Corporation from any loss incurred by it in connection with such certificates.”

FOURTH: This amendment was duly adopted in accordance with the provisions of Sections 212 and 242 of the General Corporation Law of the State of Delaware.

FIFTH: This Certificate of Amendment shall be effective as of [__:__] [a.m.][p.m.], New York Time on the date written below.

SIXTH: All other provisions of the Certificate of Incorporation shall remain in full force and effect.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by its officer thereunto duly authorized this             day of                       , 2024.

LIPELLA PHARMACEUTICALS INC.

By:
Name: Jonathan Kaufman Title: Chief Executive Officer

LIPELLA PHARMACEUTICALS INC. 7800 SUSQUEHANNA ST., SUITE 505 PITTSBURGH, PA 15208

VOTE BY INTERNET

Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to www.virtualshareholdermeeting.com/LIPO2024

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

	V55054-P17104	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

LIPELLA PHARMACEUTICALS INC.

The Board of Directors recommends that you vote as follows: “FOR” the election of each of the seven nominees to the Board of Directors; “FOR” Proposals 2, and 3.

1.	Election of Directors of the Company

	Nominees:	For	Withhold

	1a. Jonathan Kaufman	☐	☐

	1b. Michael Chancellor	☐	☐

	1c. Lori Birder	☐	☐

	1d. Daniel Cohen	☐	☐

	1e. Byong (Christopher) Kim	☐	☐

	1f. Ryan Pruchnic	☐	☐

	1g. Naoki Yoshimura	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date

2.	The approval of an amendment to the Company’s second amended and restated certificate of incorporation, as amended, to effect a reverse stock split of all outstanding shares of the Company’s common stock, par value $0.0001 per share, by a ratio in the range of one-for-five to one-for-one hundred and fifty, to be determined in the Board of Director’s sole discretion at any time after approval of such amendment and no later than the one year anniversary of such approval.	For ☐	Against ☐	Abstain ☐

3.	Ratification of the appointment of Urish Popeck & Co., LLC as the Company’s independent registered public accountants for the fiscal year ending December 31, 2024.	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of

Stockholders to be held on September 10, 2024, at 2:00 p.m. ET:

The Notice of Annual Meeting, Proxy Statement and Annual Report on Form 10-K are available at:

 www.proxyvote.com

 V55055-P17104

PROXY

LIPELLA PHARMACEUTICALS INC.

Lipella Pharmaceuticals Inc.

7800 Susquehanna St., Suite 505

Pittsburgh, PA 15208

(412) 894-1853

Your vote is important

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE 2024 ANNUAL

MEETING OF STOCKHOLDERS TO BE HELD LIVE VIA THE INTERNET – PLEASE VISIT
www.virtualshareholdermeeting.com/LIPO2024

The undersigned hereby appoints Dr. Jonathan Kaufman as the true and lawful attorney, agent and proxy of the undersigned,

with full power of substitution, to represent and to vote all shares of common stock of Lipella Pharmaceuticals Inc.

held of record by the undersigned on August 1, 2024, at the 2024 Annual Meeting of Stockholders

to be held on September 10, 2024, at 2:00 p.m. ET to be held live via the internet at

www.virtualshareholdermeeting.com/LIPO2024, and at any adjournments thereof.

Any and all proxies heretofore given are hereby revoked.

When properly executed, this proxy will be voted as designated by the undersigned.

In his discretion, the proxy is authorized to vote upon such other business that may properly come before the Annual Meeting of Stockholders.

Continued and to be signed on reverse side